UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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☐Preliminary Proxy Statement

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☐Soliciting Material Pursuant to §240.14a‑12

Pfenex Inc.

(Name of Registrant as Specified In Its Charter)

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PFENEX INC.

10790 Roselle Street

San Diego, CA 92121

Dear Stockholder:

I am pleased to invite you to attend the Annual Meeting of Stockholders, and any postponements, adjournments or continuations thereof (the “Annual Meeting”) of Pfenex Inc. (“Pfenex”), which will be held as a virtual meeting via live webcast on the Internet on May 8, 2020, at 12:00 p.m. Pacific Time.   This year’s meeting will be our first completely virtual meeting of stockholders, which means that you will be able to attend the meeting, vote and submit your questions via the Internet at www.virtualshareholdermeeting.com/PFNX2020. Because the meeting is completely virtual and being conducted via the Internet, stockholders will not be able to attend the meeting in person.

At the Annual Meeting, we will ask you to consider the following proposals:

•	To elect as Class III directors the two nominees named in this proxy statement to serve until the 2023 annual meeting of stockholders or until their successors are duly elected and qualified.
•	To approve on an advisory, non-binding basis the compensation of our named executive officers as presented in this proxy statement.
•	To approve on an advisory, non-binding basis the frequency of future stockholder advisory votes to approve the compensation of our named executive officers.
•	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2020.
•	To transact such other business that may properly come before the Annual Meeting or any postponements or adjournments thereof.

Stockholders of record as of March 12, 2020 may vote at the Annual Meeting or any postponement or adjournment of the meeting.

YOUR VOTE IS IMPORTANT.  Whether or not you plan to attend the Annual Meeting of Stockholders, we urge you to submit your vote via the Internet, telephone or mail.  Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the meeting.  Therefore, I urge you to promptly vote and submit your proxy via the Internet, by phone, or by signing, dating and returning the enclosed proxy card in the enclosed envelope.  If you decide to attend the Annual Meeting, you will be able to vote virtually via the Internet during the Annual Meeting, even if you have previously submitted your proxy.

On behalf of the Board of Directors, I would like to express our appreciation for your interest in Pfenex.

Sincerely,

Evert B. Schimmelpennink
Chief Executive Officer
San Diego, California
April 1, 2020

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on May 8, 2020.  Our Proxy Statement and Annual Report to Stockholders are available at www.proxyvote.com.

The date of this proxy statement is April 1, 2020 and it is being mailed to stockholders on or about April 6, 2020.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Time and Date	May 8, 2020 at 12:00 p.m. Pacific Time
Place	Virtually via live webcast on the Internet at www.virtualshareholdermeeting.com/PFNX2020
Items of Business	• To elect as Class III directors the two nominees named in this proxy statement to serve until the 2023 annual meeting of stockholders or until their successors are duly elected and qualified.

•     To approve on an advisory, non-binding basis the compensation of our named executive officers as presented in this proxy statement.

•     To approve, on an advisory, non-binding basis the frequency of future stockholder advisory votes to approve the compensation of our named executive officers.

•     To ratify the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2020.

• To transact such other business that may properly come before the Annual Meeting or any postponements or adjournments thereof.
Record Date

March 12, 2020 (the “Record Date”).  Only stockholders of record at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for examination during ordinary business hours for 10 days prior to the Annual Meeting at our headquarters located at 10790 Roselle Street, San Diego, CA 92121. The stockholder list will also be available online during the Annual Meeting. Further information regarding voting rights, the matters to be voted upon and instructions to attend the Annual Meeting is presented in the accompanying proxy statement.

Proxy Voting

YOUR VOTE IS IMPORTANT.  Please vote your shares at your earliest convenience.  This will ensure the presence of a quorum at the meeting.  Promptly voting your shares via the Internet, by telephone, or by signing, dating, and returning the enclosed proxy card will save the expenses and extra work of additional solicitation.  If you wish to vote by mail, we have enclosed an addressed envelope, postage prepaid if mailed in the United States.

Submitting your proxy now will not prevent you from voting your shares at the meeting, as your proxy is revocable at your option.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on May 8, 2020.  Our Proxy Statement and Annual Report to Stockholders are available at www.proxyvote.com.

By order of the Board of Directors,

Evert B. Schimmelpennink

Chief Executive Officer

San Diego, California

April 1, 2020

The date of this proxy statement is April 1, 2020 and it is being mailed to stockholders on or about April 6, 2020.

-i-

-ii-

PFENEX INC.

10790 Roselle Street

San Diego, CA 92121

PROXY STATEMENT

FOR 2020 ANNUAL MEETING OF STOCKHOLDERS

To Be Held at 12:00 p.m. Pacific Time on May 8, 2020

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by the board of directors (the “Board”) of Pfenex Inc. (the “Company” or “Pfenex”) for use at its 2020 annual meeting of stockholders, and any postponements, adjournments or continuations thereof (the “Annual Meeting”).  The Annual Meeting will be held on May 8, 2020 at 12:00 p.m. Pacific Time, virtually via live webcast on the Internet at www.virtualshareholdermeeting.com/PFNX2020.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

The information provided in the “question and answer” format below addresses certain frequently asked questions but is not intended to be a summary of all matters contained in this proxy statement.  Please read the entire proxy statement carefully before voting your shares. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement and references to our website address in this proxy statement are inactive textual references only.

What is a proxy?

A proxy is your legal designation of another person to vote the stock you own.  The person you designate is your “proxy,” and you give the proxy authority to vote your shares by submitting the enclosed proxy card or, if available, voting by telephone or over the Internet.  We have designated our Chief Executive Officer, President, and Secretary, Evert B. Schimmelpennink, and our Chief Operating Officer, Shawn Scranton, to serve as proxies for the Annual Meeting.

Why am I receiving these materials?

The Board of Pfenex is providing these proxy materials to you in connection with the Board’s solicitation of proxies for use at Pfenex’s Annual Meeting, which will take place on May 8, 2020.  Stockholders are invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement.  This proxy statement and the accompanying proxy card are being mailed on or about April 6, 2020 in connection with the solicitation of proxies on behalf of the Board.

What information is contained in these materials?

The information included in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our most highly paid executive officers and our directors, and certain other required information.  Pfenex’s 2019 Annual Report on Form 10-K, which includes our audited consolidated financial statements, is also enclosed with this proxy statement.

How do I get electronic access to the proxy materials?

The notice of annual meeting, proxy statement, and 2019 annual report are available by visiting www.proxyvote.com and typing in the control number as set forth (i) on the proxy card (for stockholders of record), or (ii) on the voting instruction form (for individuals who hold shares through a broker, bank, trustee, or nominee).

What proposals will be voted on at the Annual Meeting?

The proposals scheduled to be voted on at the Annual Meeting include:

•	the election of two Class III directors to hold office until the 2023 annual meeting of stockholders or until their successors are duly elected and qualified;
•	an advisory vote on the compensation of our named executive officers;
•	an advisory vote on the frequency of future stockholder advisory votes to approve the compensation of our named executive officers;
•	a proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2020; and
•	any other business that may properly come before the Annual Meeting.

At the time this Proxy Statement was mailed, our management and Board were not aware of any other matters to be presented at the Annual Meeting other than those set forth in this Proxy Statement and in the notice accompanying this Proxy Statement.

How does our Board recommend that I vote on these proposals?

Our Board recommends that you vote:

•	FOR the election of the directors nominated by our Board and named in this proxy statement as Class III directors to serve for three-year terms (Proposal No. 1);
•	FOR the approval on an advisory, non-binding basis of the compensation of our named executive officers (Proposal No. 2);
•	Every "1 year" for the frequency of future advisory votes on named executive officer compensation (Proposal No. 3); and
•	FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2020 (Proposal No. 4).

Who is entitled to vote at the Annual Meeting?

Holders of our common stock at the close of business on March 12, 2020, the record date for the Annual Meeting (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting.  Each stockholder is entitled to one vote for each share of our common stock held as of the Record Date.  As of the Record Date, there were 34,220,401 shares of common stock outstanding and entitled to vote.  Stockholders are not permitted to cumulate votes with respect to the election of directors.  The shares you are entitled to vote include shares that are (1) held of record directly in your name, and (2) held for you as the beneficial owner through a stockbroker, bank or other nominee.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholder of Record: Shares Registered in Your Name.  If, at the close of business on the Record Date, your shares were registered directly in your name with American Stock Transfer & Trust Company, LLC, our transfer agent, then you are considered the stockholder of record with respect to those shares.  As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote at the Annual Meeting.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee.  If, at the close of business on the Record Date, your shares were held, not in your name, but rather in a stock brokerage account or by a bank or other nominee on your behalf, then you are considered the beneficial owner of shares held in “street name.” As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares by following the voting instructions your broker, bank or other nominee provides.  If you do not provide your broker, bank or other nominee with instructions on how to vote your shares, your broker, bank or other nominee may, in its discretion, vote your shares with respect to routine matters but may not vote your shares with respect to any non-routine matters.  Please see “What if I do not specify how my shares are to be voted?” for additional information.

How can I contact Pfenex’s transfer agent?

Contact our transfer agent by either writing to American Stock Transfer & Trust Company, LLC, Attn: Shareholder Services, 6201 15th Avenue, Brooklyn, NY 11219, emailing help@astfinancial.com or by telephoning 800-937-5449.

Do I have to do anything in advance if I plan to attend the Annual Meeting virtually?

Stockholder of Record: Shares Registered in Your Name.  If you were a stockholder of record at the close of business on the Record Date, in order to attend and vote during the Annual Meeting, you will need to follow the instructions posted at www.proxyvote.com and www.virtualshareholdermeeting.com/PFNX2020.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee.  If you were a beneficial owner at the close of business on the Record Date, you may not vote your shares directly at the Annual Meeting unless you obtain a “legal proxy” from your broker, bank or other nominee who is the stockholder of record with respect to your shares.  You may still attend the Annual Meeting even if you do not have a legal proxy.

How do I vote and what are the voting deadlines?

Stockholder of Record: Shares Registered in Your Name.  If you are a stockholder of record, you can vote in one of the following ways:

•	You may vote via the Internet or by telephone. If you are a stockholder of record, you may vote by following the telephone or Internet voting instructions on your proxy card.

•

You may vote by mail.  Please complete, date and sign the proxy card that accompanies this proxy statement and promptly mail it to the tabulation agent in the enclosed postage-paid envelope.  If you are a stockholder of record and you return your signed proxy card but do not indicate your voting preferences, the persons named in the proxy card will vote the shares represented by your proxy card as recommended by our Board.

•

You may vote virtually via the Internet during the Annual Meeting.  If you desire to attend and vote during the meeting, please follow the instructions for attending and voting during the Annual Meeting posted at www.virtualshareholdermeeting.com/PFNX2020. In order to vote during the Annual Meeting, you will need the control number included on your Notice or proxy card. All votes must be received by the independent inspector before the polls close during the meeting.  If you do not have a control number, you will be able to listen to the meeting only. You will not be able to vote or submit your questions during the meeting.

Please note that the Internet and telephone voting facilities will close at 11:59 PM Eastern Time on May 7, 2020.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee.  If you are the beneficial owner of shares held of record by a broker, bank or other nominee, you will receive voting instructions from your broker, bank or other nominee.  You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee how to vote your shares.  The availability of Internet and telephone voting options will depend on the voting process of your broker, bank or other nominee.  As discussed above, if you are a beneficial owner, you may not vote your shares directly at the Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.

Can I change my vote or revoke my proxy?

Stockholder of Record: Shares Registered in Your Name.  If you are a stockholder of record, you may revoke your proxy or change your proxy instructions at any time before your proxy is voted at the Annual Meeting by:

•	entering a new vote by Internet or telephone;
•	signing and returning a new proxy card with a later date;
•	delivering a written revocation to our Secretary at Pfenex Inc., 10790 Roselle Street, San Diego, California 92121; or
•

attending and voting virtually via the Internet during the Annual Meeting. However, your attendance during the Annual Meeting will not automatically revoke your proxy unless you specifically so request. A stockholder’s last vote is the vote that will be counted.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee.  If you are the beneficial owner of your shares, you must contact the broker, bank or other nominee holding your shares and follow their instructions to change your vote or revoke your proxy.

Is there a list of stockholders entitled to vote at the Annual Meeting?

The names of stockholders of record entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior to the meeting for any purpose germane to the meeting, between the hours of 9:00 a.m. and 4:30 p.m., at our corporate headquarters at 10790 Roselle Street, San Diego, California 92121, by contacting our corporate secretary.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our Board.  The persons named in the proxy have been designated as proxy holders by our Board.  When a proxy is properly dated, executed and returned, the shares represented by the proxy will be voted at the Annual Meeting in accordance with the instructions of the stockholder.  If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board.  If any matters not described in this proxy statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares.  If the Annual Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date, unless you have properly revoked your proxy, as described above.

What if I do not specify how my shares are to be voted?

Stockholder of Record: Shares Registered in Your Name.  If you are a stockholder of record and you submit a proxy but you do not provide voting instructions, your shares will be voted:

•	FOR the election of the directors nominated by our Board and named in this proxy statement as Class III directors to serve for three-year terms (Proposal No. 1);
•	FOR the approval on an advisory, non-binding basis of the compensation of our named executive officers (Proposal No. 2);
•	Every "1 year" for the frequency of future advisory votes on named executive officer compensation (Proposal No. 3); and
•	FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2020 (Proposal No. 4); and
•	In the discretion of the named proxy holders regarding any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee.  If you are a beneficial owner and you do not provide your broker, bank or other nominee that holds your shares with voting instructions, then your broker, bank or other nominee will determine if it has discretion to vote on each matter.  Brokers do not have discretion to vote on non-routine matters.  Proposal No. 1 (election of directors), Proposal No. 2 (advisory vote on the compensation of our named executive officers) and Proposal No. 3 (advisory vote on the frequency of future advisory votes on named executive officer compensation) are non-routine matters, while Proposal No. 4 (ratification of appointment of independent registered public accounting firm) is a routine matter.  As a result, if you do not provide voting instructions to your broker, bank or other nominee, then your broker, bank or other nominee may not vote your shares with respect to Proposal No. 1, Proposal No. 2 or Proposal No. 3, which would result in a “broker non-vote,” but may, in its discretion, vote your shares with respect to Proposal No. 4.  For additional information regarding broker non-votes, see “What are the effects of abstentions and broker non-votes?” below.

What is a quorum?

A quorum is the minimum number of shares required to be present at the Annual Meeting for the meeting to be properly held under our bylaws and Delaware law.  A majority of the shares of common stock issued and outstanding and entitled to vote, present virtually or represented by proxy, constitutes a quorum for the transaction of business at the Annual Meeting.  As noted above, as of the Record Date, there were a total of 34,220,401 shares of common stock outstanding, which means that 17,110,201 shares of common stock must be represented virtually or by proxy at the Annual Meeting to have a quorum.  If there is no quorum, (i) the chairperson of the Annual Meeting or (ii) the stockholders entitled to vote at the Annual Meeting, present virtually or represented by proxy, may adjourn the meeting to a later date.

What are the effects of abstentions and broker non-votes?

An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal.  If a stockholder indicates on its proxy card that it wishes to abstain from voting its shares, or if a broker, bank or other nominee holding its customers’ shares of record causes abstentions to be recorded for shares, these shares will be considered present and entitled to vote at the Annual Meeting.  As a result, abstentions will be counted for purposes of determining the presence or absence of a quorum and will also count as votes against a proposal in cases where approval of the proposal requires the affirmative vote of a majority of the shares present virtually or represented by proxy and entitled to vote at the Annual Meeting (e.g., Proposal No. 2, and Proposal No. 4).  However, because the outcome of Proposal No. 1 (election of directors) will be determined by a plurality vote and Proposal No. 3 (advisory vote to approve the frequency of future advisory votes on executive compensation) will be determined by the frequency receiving the highest number of votes from the holders of shares present virtually or by proxy at the Annual Meeting and entitled to vote thereon will be considered the frequency preferred by the stockholders, abstentions will have no impact on the outcome of such proposals as long as a quorum exists.  A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or other nominee does not have discretionary voting power with respect to such proposal and has not received voting instructions from the beneficial owner of the shares.  Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting but will not be counted for purposes of determining the number of votes cast.  Therefore, a broker non-vote will make a quorum more readily attainable but will not otherwise affect the outcome of the vote on any proposal.

What is the voting requirement to approve each of the proposals?

Proposal	Vote Required	Discretionary Voting Allowed?
Election of directors	Plurality of the voting power of the shares present virtually or represented by proxy and entitled to vote thereon	No
Advisory Vote on Named Executive Officer Compensation	Majority of the shares present virtually or represented by proxy and entitled to vote thereon	No

Proposal	Vote Required	Discretionary Voting Allowed?
Advisory Vote on Frequency of Advisory Votes on Named Executive Officers Compensation	The frequency receiving the highest number of votes from the holders of shares present virtually or by proxy and entitled to vote thereon will be considered the frequency preferred by the stockholders	No
Ratification of appointment of KPMG LLP	Majority of the shares present virtually or represented by proxy and entitled to vote thereon	Yes

Proposal No. 1: Election of two nominees for Class III directors named in this proxy statement to hold office until our 2023 annual meeting of stockholders or until their successors are duly elected and qualified.

The election of the directors requires a plurality vote of the shares of our common stock present virtually or by proxy at the Annual Meeting and entitled to vote thereon to be approved.  “Plurality” means that the nominees who receive the largest number of votes cast “FOR” are elected as directors.  You may (i) vote FOR all nominees, (ii) WITHHOLD your vote as to all nominees, or (iii) vote FOR all nominees except for those specific nominees from whom you WITHHOLD your vote.  Any shares not voted FOR a particular nominee (whether as a result of voting withheld or a broker non-vote) will not be counted in such nominees’ favor and will have no effect on the outcome of the election.  If you WITHHOLD your vote as to all nominees, you will be deemed to have abstained from voting on Proposal No. 1, and such abstention will have no effect on the outcome of the proposal.

Proposal No. 2: Approval on an advisory, non-binding basis of the compensation of our named executive officers.

The approval on an advisory and non-binding basis of named executive officer compensation requires the affirmative vote of a majority of the shares of common stock present virtually or represented by proxy at the Annual Meeting and entitled to vote thereon. You may vote FOR, AGAINST or ABSTAIN.  Abstentions are considered votes present and entitled to vote on this proposal, and thus, will have the same effect as a vote AGAINST the proposal. Broker non-votes will have no effect on the outcome of the vote. However, because this proposal is an advisory vote, the result will not be binding on us or our Board. Our Board and our Compensation Committee will consider the outcome of the vote when establishing or modifying the compensation of our Named Executive Officers.

Proposal No. 3: Approval on an advisory, non-binding basis of the frequency of advisory vote on the compensation of our named executive officers.

For the advisory vote regarding the frequency of the advisory vote on named executive officer compensation, the option of one year, two years or three years that receives the highest number of votes from the holders of shares present virtually or by proxy at the Annual Meeting and entitled to vote thereon will be considered the frequency preferred by the stockholders. Abstentions and broker non-votes will have no effect on the outcome of the vote. However, because this proposal is an advisory vote, the result will not be binding on us or our Board. Our Board and our Compensation Committee will consider the outcome of the vote when determining how often we should submit to stockholders an advisory vote to approve the compensation of our named executive officers included in our proxy statement.

Proposal No. 4: Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2020.

The ratification of the appointment of KPMG LLP requires an affirmative vote of a majority of the shares of our common stock present virtually or by proxy at the Annual Meeting and entitled to vote thereon to be approved.  You may vote FOR, AGAINST or ABSTAIN.  If you ABSTAIN from voting on Proposal No. 4, the abstention will have the same effect as a vote AGAINST the proposal.  Broker non-votes will have no effect on the outcome of this proposal.

How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?

Brokerage firms and other intermediaries holding shares of common stock in street name for customers are generally required to vote such shares in the manner directed by their customers.  In the absence of timely directions, your broker will have discretion to vote your shares on our sole “routine” matter — the proposal to ratify the appointment of KPMG LLP.  Absent direction from you, your broker will not have discretion to vote on the election of directors, the advisory vote on the compensation of our named executive officers, or the frequency of advisory vote on the compensation of our named executive officers.

Who will count the votes?

A representative of our mailing agent, Broadridge Financial Solutions, Inc., will tabulate the votes and act as inspector of elections.

How are proxies solicited for the Annual Meeting and who is paying for such solicitation?

The Board is soliciting proxies for use at the Annual Meeting. All expenses associated with this solicitation will be borne by us. We will reimburse brokers or other nominees for reasonable expenses that they incur in sending these proxy materials to you if a broker or other nominee holds your shares.

I share an address with another stockholder, and we received only one paper copy of the proxy materials.  How may I obtain an additional copy of the proxy materials?

We have adopted an SEC-approved procedure called “householding,” under which we can deliver a single copy of the proxy materials and annual report to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders.  This procedure reduces our printing and mailing costs.  Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will promptly deliver a separate copy of the proxy materials and annual report to any stockholder at a shared address to which we delivered a single copy of any of these documents.  To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of next year’s proxy materials and annual report, you may contact us as follows:

Pfenex Inc.

Attention: Secretary

10790 Roselle Street

San Diego, CA 92121

(858) 352-4400

Stockholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer or other nominee to request information about householding.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting.  In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting.  If final voting results are not available to us at that time, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amendment to the Form 8-K to publish the final results.

What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?

Stockholder Proposals

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to our Secretary in a timely manner.  For a stockholder proposal to be considered for inclusion in our proxy statement for our 2021 annual meeting of stockholders, our Secretary must receive the written proposal at our principal executive offices not later than December 7, 2020.  In addition, stockholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, regarding the inclusion of stockholder proposals in company-sponsored proxy materials.  Stockholder proposals should be addressed to:

Pfenex Inc.

Attention: Secretary

10790 Roselle Street

San Diego, CA 92121

Our bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement.  Our bylaws provide that the only business that may be conducted at an annual meeting is business that is (i) specified in our proxy materials with respect to such meeting, (ii) otherwise properly brought before the annual meeting by or at the direction of our Board, or (iii) properly brought before the annual meeting by a stockholder of record entitled to vote at the annual meeting who has delivered timely written notice to our Secretary, which notice must contain the information specified in our bylaws.  To be timely for our 2021 annual meeting of stockholders, our Secretary must receive the written notice at our principal executive offices:

•	not earlier than January 21, 2021; and
•	not later than February 20, 2021.

In the event that we hold our 2021 annual meeting of stockholders more than 30 days before or more than 60 days after the first anniversary of the date of the Annual Meeting, then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received no earlier than the close of business on the 120th day before such annual meeting and no later than the close of business on the later of the following two dates:

•	the 90th day prior to such annual meeting; or
•	the 10th day following the day on which public announcement of the date of such annual meeting is first made.

If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting does not appear to present his, her or its proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting.

Nomination of Director Candidates

You may propose director candidates for consideration by our corporate governance and nominating committee.  Any such recommendations should include the nominee’s name and qualifications for membership on our Board and should be directed to our Secretary at the address set forth above.  For additional information regarding stockholder recommendations for director candidates, see “Board of Directors and Corporate Governance — Stockholder Recommendations for Nominations to the Board.”

In addition, our bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders.  To nominate a director, the stockholder must provide the information required by our bylaws.  In addition, the stockholder must give timely notice to our Secretary in accordance with our bylaws, which, in general, require that the notice be received by our Secretary within the time period described above under “Stockholder Proposals” for stockholder proposals that are not intended to be included in a proxy statement.

Availability of Bylaws

A copy of our bylaws may be obtained by accessing our public filings on the SEC’s website at www.sec.gov.  You may also contact our Secretary at our principal executive office for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

Why hold a virtual meeting?

We are excited to continue using the latest technology to provide expanded access, improved communication and cost savings for our stockholders and the Company while providing stockholders the same rights and opportunities to participate as they would have at an in-person meeting. Furthermore, as part of our effort to maintain a safe and healthy environment for our directors, members of management and stockholders who wish to attend the Annual Meeting, in light of the novel coronavirus disease, COVID-19, we believe that hosting a virtual meeting is in the best interest of the Company and its stockholders and a virtual meeting enables increased stockholder attendance and participation because stockholders can participate from any location around the world.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Our business affairs are managed under the direction of our Board, which is currently comprised of seven members, six of which are “independent” under NYSE American listing standards.  The Board is nominating two nominees for election.  Our Board is divided into three classes with staggered three-year terms.  At each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the same class whose term is then expiring.  There are two Class III directors whose current term of office expires at the Annual Meeting: Jason Grenfell-Gardner and Evert B. Schimmelpennink.  Our board of directors has nominated Messrs. Grenfell-Gardner and Schimmelpennink for re-election at the Annual Meeting to serve as Class III directors until the 2023 annual meeting of stockholders or until their successors are duly elected and qualified.

The following table sets forth the names, ages as of March 1, 2020, and certain other information for each of the directors whose terms expire at the Annual Meeting and for each of the directors whose terms do not expire at the Annual Meeting.

Name	Class	Age	Position	Director Since	Current Term Expires	Expiration of Term For Which Nominated
Nominees for Director
Jason Grenfell-Gardner(1)(2)	III	45	Chairman	2017	2020	2023
Evert B. Schimmelpennink	III	48	Chief Executive Officer, President, Secretary and Director	2017	2020	2023
Directors
Lorianne Masuoka, M.D.(3)(4)	I	58	Director	2019	2021	—
John M. Taylor(1)	I	55	Director	2015	2021	—
Magda Marquet, Ph.D.(1)(4)	II	61	Director	2019	2022	—
Phillip M. Schneider(2)(3)	II	63	Chairman	2014	2022	—
Robin D. Campbell, Ph.D.(2)(3)	II	65	Director	2014	2022	—

(1)	Member of our corporate governance and nominating committee
(2)	Member of our audit committee
(3)	Member of our compensation committee
(4)	Member of our research and development committee

Nominees for Director

Jason Grenfell-Gardner joined our board of directors in 2017.  From 2012 to February 2020, Mr. Grenfell-Gardner served as the President and Chief Executive Officer and a member of the board of directors of Teligent, Inc., a specialty generic pharmaceutical company.  From 2008 to 2012, Mr. Grenfell-Gardner served in various management roles, and most recently as Senior Vice President of Sales and Marketing of Hikma Pharmaceuticals, PLC and its subsidiaries, including West-Ward Pharmaceuticals, a pharmaceutical company.  From 1998 to 2003, Mr. Grenfell-Gardner worked throughout Central and Eastern Europe as a partner at Trigon Capital, a boutique investment bank focused on mergers and acquisitions.  During his time in that region, Mr. Grenfell-Gardner served as chairman of the board of directors of AB Sanitas, as well as other board positions.  Mr. Grenfell-Gardner holds an M.A. (Hons) in Economics from the University of St. Andrews in Scotland and an MBA from INSEAD.  The board of directors believes Mr. Grenfell-Gardner is qualified to serve as a director because of his extensive knowledge of our industry and his prior and current experience as a senior officer and director of other healthcare companies.

Evert B. Schimmelpennink has served as our Chief Executive Officer, President and Secretary and a director since August 2017.  Since November 13, 2019, Mr. Schimmelpennink has also served as our acting Principal Financial Officer and Principal Accounting Officer. Prior to his appointment, Mr. Schimmelpennink served as the Chief Executive Officer of Alvotech, a biosimilar development company from 2015 to July 2017.  From September 2015 to November 2015, Mr. Schimmelpennink served as Vice President — Global Sterile Injectables of Pfizer Inc., a pharmaceutical company.  Prior to that, Mr. Schimmelpennink served as Vice President — Global Generics from 2012 to 2015 and Director of Specialty Injectable Pharma Marketing EMEA & Director of Distributor Operations EMEA from 2011 to 2012 of Hospira, Inc., a pharmaceutical company.  From 2002 to 2011, Mr. Schimmelpennink held various roles at Synthon BV, a generics medicine company, including Vice President Marketing and Sales from 2008 to 2011.  From 1997 to 2002 he held various roles with Numico NV, a Dutch maker of baby foods and nutritional bars and shakes, including International Product Manager from 2000 to 2002 and Researcher Product Development from 1999 to 2000.  Prior to Numico, Mr. Schimmelpennink served as a vaccine technologist at the Dutch National Institute for Public Health and the Environment from 1998 to 1999.  Mr. Schimmelpennink received a Masters in bioprocess engineering from the Wageningen University in the Netherlands.  The board of directors believes Mr. Schimmelpennink is qualified to serve as a director because of his extensive knowledge of our industry and his prior and current experience as a senior officer of healthcare companies.

Continuing Directors

Phillip M. Schneider joined our board of directors in 2014.  Most recently, Mr. Schneider held various positions with IDEC Pharmaceuticals Corporation, a biopharmaceutical company, from 1987 to 2003, including: Senior Vice President and Chief Financial Officer from 1997 to 2003; and Director of Finance and Administration from 1992 to 1997.  Prior to that, Mr. Schneider held various management positions at Syntex Pharmaceuticals Corporation, a pharmaceutical company, from 1985 to 1987 and KPMG LLP, an audit and tax advisory firm, from 1982 to 1984, where he attained his CPA license.  Mr. Schneider previously served as a member of the board of directors at Arena Pharmaceuticals from 2008 to 2018, Auspex Pharmaceuticals from 2014 until its acquisition by Teva Pharmaceuticals in 2015 and served as a member of the board of directors of Gen-Probe, Inc., a biotechnology company, from 2002 until its acquisition by Hologic Inc. in 2012.  Mr. Schneider holds a B.S. in Biochemistry from the University of California, Davis and an M.B.A. from the University of Southern California.  The board of directors believes Mr. Schneider is qualified to serve as a director because of his extensive experience in finance and accounting and his unique knowledge of the biotechnology industry.

Robin D. Campbell, Ph.D. joined our board of directors in 2014.  Dr. Campbell has served as a Technology Management Program Lecturer at the University of California, Santa Barbara from 2009 to 2018.  From 2008 to 2012, Dr. Campbell served as Managing Director of Campbell Management Solutions, LLC, a strategy and management consulting company.  Prior to that, Dr. Campbell served as President and Chief Executive Officer of Naryx Pharma, Inc., a pharmaceutical company, from 2004 to 2008.  From 1989 to 2002, Dr. Campbell held various management positions with Amgen, Inc., a biopharmaceutical company, including Vice President of the U.S. Oncology Business Unit and General Manager and Vice President of Asia Pacific and Latin American Operations.  Dr. Campbell served as President of Kirin-Amgen, Inc., a biotechnology joint venture between Kirin Brewery Company, Limited and Amgen, Inc., from 1997 to 2000.  Dr. Campbell served on the board of directors of SEQUUS Pharmaceuticals, a public oncology therapeutics company, from 1998 to 1999.  Dr. Campbell is currently the Executive Chairman of the Board of Aptitude Medical Systems, a private research platform technology company, and is a member of the board of directors of Acelot, Inc., a private bioinformatics drug discovery platform company.  From 2018 to 2019, Dr. Campbell served on the board of directors of SymBio Pharmaceuticals Ltd, a public Japan-based pharmaceutical company. Dr. Campbell holds a Bachelor’s degree in Zoology from the University of North Carolina, Chapel Hill and a Ph.D. in Microbiology and Immunology from Wake Forest University.  The board of directors believes Dr. Campbell is qualified to serve as a director because of his extensive industry background and management experience.

Magda Marquet, Ph.D., joined our board of directors in 2019. Dr. Marquet has served as co-founder and co-chief executive officer of ALMA Life Sciences LLC, an early-stage healthcare investment firm, since 2013. Dr. Marquet also has been a co-founder of AltheaDx, a biotechnology company, since 2009. Dr. Marquet previously served as the co-founder and chairman of Althea Technologies, a biotechnology company, from 2009 to 2019, and previously served as its co-president and chief executive officer from 1998 to 2009. Prior to starting Althea Technologies, Dr. Marquet held several positions in product development and pharmaceutical development in companies such as Vical and Amylin Pharmaceuticals. Dr. Marquet has served on the board of directors of Arcturus Therapeutics, Ltd., a therapeutics company, since 2018. Dr. Marquet holds a Ph.D. in biochemical engineering from INSA/University of Toulouse, France. The board of directors believes that Dr. Marquet is qualified to serve as a member of our board of directors because of her extensive senior management experience in the biotechnology industry.

Lorianne Masuoka, M.D., joined our board of directors in 2019.  Dr. Masuoka has also served as a Clinical Development Consultant of Masuoka Consulting, a consulting firm, since 2011.  From 2017 to 2019, Dr. Masuoka served as Chief Medical Officer of Marinus Pharmaceuticals, Inc., a pharmaceutical company. From 2015 to 2017, she served as Chief Medical Officer of InVivo Therapeutics Holding Corp., a therapeutics company.  From 2013 to 2015, Dr. Masuoka served as Chief Medical Officer of Cubist Pharmaceuticals, Inc., a biopharmaceutical company.  From 2008 to 2011, Dr. Masuoka held various roles at Nektar Therapeutics, a biopharmaceutical company, including Senior Vice President, Chief Medical Officer from 2009 to 2011, Vice President, Chief Medical Officer during 2009, and Vice President, Clinical Development from 2008 to 2009. Prior to Nektar Therapeutics, Dr. Masuoka served as Vice President, Clinical Development of Five Prime Therapeutics, Inc., a biotechnology company, from 2003 to 2008. From 2000 to 2003, Dr. Masuoka served as Director, Oncology of Chiron Corporation, a biotechnology company, and from 1994 to 2000, she served as Sr. Associate Director, Clinical Development at Berlex Laboratories/Schering AG, a laboratory company. Dr. Masuoka holds a Bachelor of Science degree and a Doctor of Medicine degree from University of California, Davis.  The board of directors believes Dr. Masuoka is qualified to serve as a director because of her extensive experience in the biotechnology industry.

John M. Taylor joined our board of directors in 2015.  Mr. Taylor has served since November 2016 as the President and Principal of Compliance and Regulatory Affairs of Greenleaf Health, LLC, a consulting firm that provides strategic guidance to FDA-regulated companies, and from 2014 to November 2016 as the Principal of Compliance and Regulatory Affairs of Greenleaf Health, LLC.  Prior to joining Greenleaf, Mr. Taylor served as Counselor to the Commissioner, Acting Deputy Principal Commissioner, and Acting Deputy Commissioner for Global Regulatory Operations and Policy at the U.S. Food and Drug Administration (FDA) from October of 2009 to February of 2014.  Prior to that, Mr. Taylor served as the Executive Vice President for Health at the Biotechnology Industry Organization (BIO), a biotechnology organization providing advocacy, business development and communications services, from 2007 to 2009.  Prior to joining BIO, Mr. Taylor served as Divisional Vice President for Federal Government Affairs at Abbott Laboratories, a diversified healthcare company, from 2005 to 2007.  Prior to joining Abbott, Mr. Taylor served at the FDA in a variety of positions, as Associate Commissioner for Regulatory Affairs from 2002 to 2005, Director of the Office of Enforcement from 2000 to 2002, Acting Director of the Office of Compliance in the Center for Drug Evaluation and Research in 2000, Special Assistant to the Associate Commissioner for Regulatory Affairs in 1999, Senior Advisor for Regulatory Policy within the Office of the Commissioner from 1996 to 1999, and as an Attorney in the Office of the Chief Counsel from 1991 to 1996.  Mr. Taylor holds a Bachelor’s degree in History from Pennsylvania State University and a J.D. from the College of William and Mary.  The board of directors believes Mr. Taylor is qualified to serve as a director because of his extensive regulatory experience and his unique knowledge of the healthcare industry.

Director Independence

Our common stock is listed on the NYSE American.  Under the rules of the NYSE American, independent directors must comprise a majority of a listed company’s board of directors within a specified period of the completion of such company’s initial public offering.  In addition, the rules of the NYSE American require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and corporate governance and nominating committees be independent.  Under the rules of the NYSE American, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Our Board has undertaken a review of the independence of each current director to determine whether each director has a material relationship with us that could compromise his ability to exercise independent judgment in carrying out his responsibilities, and determined that each of Messrs. Taylor, Schneider and Grenfell-Gardner, and Drs. Campbell, Masuoka and Marquet, representing six of our seven directors, are “independent directors” as defined under the applicable rules and regulations of the SEC and the listing requirements and the rules of the NYSE American.

Our Board also determined that Mr. Schneider (Chairperson), Mr. Grenfell-Gardner and Dr. Campbell, who currently comprise our audit committee; and Dr. Campbell (Chairperson), Mr. Schneider and Dr. Masuoka, who currently comprise our compensation committee; and Mr. Taylor (Chairperson), Mr. Grenfell-Gardner and Dr. Marquet, who currently comprise our corporate governance and nominating committee; and Dr. Masuoka (Chairperson) and Dr. Marquet, who currently comprise our research and development committee, are independent directors and satisfy the independence standards for those committees established by applicable Securities and Exchange Commission, or SEC, rules and the listing standards of the NYSE American.

In making this determination, our Board considered the relationships that each non-employee director has with us and all other facts and circumstances our Board deemed relevant in determining independence, including the beneficial ownership of our capital stock by each non-employee director.

Board Leadership Structure

Mr. Grenfell-Gardner currently serves as the chairman of our board of directors.  Our Board believes the current board leadership structure provides effective independent oversight of management while allowing our Board and management to benefit from the chairman’s leadership and years of experience as an executive in the pharmaceutical industry.  The chairman is best positioned to identify strategic priorities, lead critical discussion and execute our strategy and business plans.  Independent directors and management sometimes have different perspectives and roles in strategy development.  Our independent directors bring experience, oversight and expertise from outside of our company, while our Chief Executive Officer brings company-

specific experience and expertise.  Our Board believes that the chairman’s role enables strong leadership, creates clear accountability, facilitates information flow between management and our Board, and enhances our ability to communicate our message and strategy clearly and consistently to stockholders.

Board Meetings and Committees

During 2019, our Board held six meetings (including regularly scheduled and special meetings), and each director attended at least 75% of the aggregate of (i) the total number of meetings of our Board held during the period for which he/she served as a director and (ii) the total number of meetings held by all committees of our Board on which he/she served during the periods that he/she served.

It is the policy of our Board to regularly have separate meeting times for independent directors without management.  Although we do not have a formal policy regarding attendance by members of our Board at annual meetings of stockholders, we encourage, but do not require, our directors to attend.  All of our directors serving at the time attended our 2019 annual meeting of stockholders.

Our Board currently has four standing committees: an audit committee, a compensation committee, a corporate governance and nominating committee, and a research and development committee.  We believe that the composition of these committees meets the criteria for independence under, and the functioning of these committees comply with the requirements of, the Sarbanes-Oxley Act of 2002, the rules of the NYSE American, and SEC rules and regulations.  We intend to comply with the requirements of the NYSE American with respect to committee composition of independent directors.  Each committee has the composition and responsibilities described below.

Audit Committee

Mr. Schneider, Dr. Campbell and Mr. Grenfell-Gardner, each of whom is a non-employee member of our Board, currently comprise our audit committee.  Mr. Schneider serves as the chair of our audit committee.  Our Board has determined that each of the members of our audit committee satisfies the requirements for independence and financial literacy under the rules and regulations of the NYSE American and the SEC.  Our Board has also determined that Mr. Schneider qualifies as an “audit committee financial expert,” as defined in the SEC rules, and satisfies the financial sophistication requirements of the NYSE American.

The audit committee is responsible for, among other things, providing assistance to the Board in fulfilling its oversight responsibilities regarding the integrity of our financial statements, our compliance with applicable legal and regulatory requirements, the integrity of our financial reporting processes, including its systems of internal accounting and financial controls, the performance of our internal audit function and independent auditor and our financial policy matters by approving the services performed by our independent accountants and reviewing their reports regarding our accounting practices and systems of internal accounting controls.  The audit committee also oversees the audit efforts of our independent accountants and takes those actions as it deems necessary to satisfy itself that the accountants are independent of management.

Our audit committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing requirements of NYSE American.  A copy of the charter of our audit committee is available on our website at www.pfenex.com in the Corporate Governance section of our Investors webpage.  During 2019, our audit committee held four meetings.

Compensation Committee

Mr. Schneider, Drs. Campbell and Masuoka, each of whom is a non-employee member of our Board, comprise our compensation committee.  Dr. Campbell serves as the chair of our compensation committee.  Our Board has determined that each member of our compensation committee meets the requirements for independence under the rules of the NYSE American and the SEC.  Each member of the compensation committee is also a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act, and an outside director, as defined pursuant to Section 162(m) of the Internal Revenue Code.

The compensation committee is responsible for, among other things, overseeing our overall compensation structure, policies and programs, and assessing whether our compensation structure establishes appropriate incentives for officers and employees.  The compensation committee also reviews and approves corporate goals and objectives relevant to compensation of our chief executive officer and other executive officers, evaluates the performance of these officers in light of those goals and objectives, sets the compensation of these officers based on such evaluations and reviews and approves or recommends to the Board any employment-related agreements, any proposed severance arrangements or change in control or similar agreements with these officers.  Additionally, the compensation committee administers the issuance of stock options and other awards under our stock plans.  The compensation committee has delegated limited authority to the new employee option committee, currently consisting of two members of senior management, to make certain equity grants to new hires. This committee is authorized to make stock option grants to new employees who are not officers. These grants are subject to pre-determined ranges for employees at different levels of seniority and a fixed vesting schedule. The amount of stock that can be used for such grants is subject to a limit, which may be adjusted by the compensation committee.

Our compensation committee operates under a written charter that satisfies the listing standards of NYSE American.  A copy of the charter of our compensation committee is available on our website at www.pfenex.com in the Corporate Governance section of our Investors webpage.  The compensation committee held six meetings during 2019.

Corporate Governance and Nominating Committee

Messrs. Taylor and Grenfell-Gardner and Dr. Marquet, each of whom is a non-employee member of our Board, comprise our corporate governance and nominating committee.  Mr. Taylor serves as the chair of our corporate governance and nominating committee.  Our Board has determined that each member of our corporate governance and nominating committee meets the requirements for independence under the rules of the NYSE American and the SEC.

The corporate governance and nominating committee is responsible for developing and recommending to the Board criteria for identifying and evaluating candidates for directorships and making recommendations to the Board regarding candidates for election or reelection to the Board at each annual stockholders’ meeting.  In addition, the corporate governance and nominating committee is responsible for overseeing our corporate governance guidelines and reporting and making recommendations to the Board concerning corporate governance matters.  The corporate governance and nominating committee is also responsible for making recommendations to the Board concerning the structure, composition and function of the board of directors and its committees.  The corporate governance and nominating committee may, in its sole discretion, retain and terminate any search firm (and approve such search firm’s fees and other retention terms) to assist in the identification of director candidates.

Our corporate governance and nominating committee operates under a written charter that satisfies the listing standards of NYSE American.  A copy of the charter of our corporate governance and nominating committee is available on our website at www.pfenex.com in the Corporate Governance section of our Investors webpage.  The corporate governance and nominating committee held four meetings during 2019.

Research and Development Committee

Drs. Masuoka and Marquet, each of whom is a non-employee member of our Board, comprise our research and development committee.  Dr. Masuoka serves as the chair of our research and development committee.  Our Board has determined that each member of our research and development committee meets the requirements for independence under the rules of the NYSE American and the SEC.

The research and development committee is responsible for, among other things, assisting the Board in its oversight of areas and activities that are critical to the success of our drug and vaccine discovery, development and licensing efforts; evaluating the effectiveness of our drug and vaccine discovery, development and licensing strategies and operations; evaluating and advising on our drug and vaccine discovery, development and licensing strategies and operations; evaluating and advising on our progress in achieving our long-term strategic research and development goals and objectives; evaluating and advising on the scientific and research and development aspects of in-licensing and acquisition transactions; and evaluating and advising regarding our use of external scientific experts.

Our research and development committee operates under a written charter that is available on our website at www.pfenex.com in the Corporate Governance section of our Investors webpage.  The research and development committee was formed in 2020 and accordingly did not hold meetings during 2019.

Identifying and Evaluating Nominees for Director

The corporate governance and nominating committee use the following procedures to identify and evaluate any individual recommended or offered for nomination to the Board:

•

The corporate governance and nominating committee will consider candidates recommended by stockholders in the same manner as candidates recommended to the corporate governance and nominating committee from other sources.

•	In its evaluation of director candidates, including the members of the Board eligible for re-election, the corporate governance and nominating committee will consider the following:
•	The current size and composition of the Board and the needs of the Board and the respective committees of the Board.
•

Such factors as character, integrity, judgment, diversity of background (including gender diversity) and experience, independence, area of expertise, corporate experience, length of service, potential conflicts of interest, other commitments and the like.  The corporate governance and nominating committee evaluates these factors, among others, and does not assign any particular weighting or priority to any of these factors.

•	Other factors that the corporate governance and nominating committee may consider appropriate.

In October 2017, our board of directors, on the recommendation of our corporate governance and nominating committee, approved an amendment to our director nominating policies to include a specific reference to factors relating to diversity when considering potential director candidates. Our board of directors intends to consider these factors, including in particular gender diversity, in connection with its deliberations over board expansion and potential candidates.

The corporate governance and nominating committee also focuses on issues of diversity, such as diversity of gender, race and national origin, education, professional experience and differences in viewpoints and skills.  Our Board and the corporate governance and nominating committee believe that it is essential that members of our Board represent diverse viewpoints.

The corporate governance and nominating committee requires the following minimum qualifications to be satisfied by any nominee for a position on the Board:

•	The highest personal and professional ethics and integrity.
•	Proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment.
•	Skills that are complementary to those of the existing Board.
•	The ability to assist and support management and make significant contributions to the Company’s success.
•	An understanding of the fiduciary responsibilities that is required of a member of the Board and the commitment of time and energy necessary to diligently carry out those responsibilities.
•

If the corporate governance and nominating committee determines that an additional or replacement director is required, the corporate governance and nominating committee may take such measures that it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the corporate governance and nominating committee, the Board or management.

The corporate governance and nominating committee may propose to the Board a candidate recommended or offered for nomination by a stockholder as a nominee for election to the Board.

Stockholder Recommendations for Nominations to the Board

It is the policy of the corporate governance and nominating committee to consider recommendations for candidates to the Board from stockholders holding no less than one percent (1%) of the outstanding shares of the Company’s common stock continuously for at least twelve (12) months prior to the date of the submission of the recommendation or nomination.

A stockholder that wants to recommend a candidate for election to the Board should direct the recommendation in writing by letter to the Company, attention of the Secretary, at 10790 Roselle Street, San Diego, California 92121.  The recommendation must include the candidate’s name, home and business contact information, detailed biographical data, relevant qualifications, a signed letter from the candidate confirming willingness to serve, information regarding any relationships between the candidate and the Company and evidence of the recommending stockholder’s ownership of Company stock.  Such recommendations must also include a statement from the recommending stockholder in support of the candidate, particularly within the context of the criteria for Board membership, including issues of character, integrity, judgment, diversity of experience, independence, area of expertise, corporate experience, length of service, potential conflicts of interest, other commitments and the like and personal references.

A stockholder that instead desires to nominate a person directly for election to the Board at an annual meeting of the stockholders must meet the deadlines and other requirements set forth in Section 2.4 of the Company’s Bylaws and the rules and regulations of the Securities and Exchange Commission.  Section 2.4 of the Company’s Bylaws requires that a stockholder who seeks to nominate a candidate for director must provide a written notice to the Secretary of the Company not later than the 45th day nor earlier than the 75th day before the one-year anniversary of the date on which the corporation first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or if the date of the annual meeting is advanced by more than 30 days prior to or delayed by more than 60 days after the one-year anniversary of the date of the previous year’s annual meeting, then notice by the stockholder to be timely must be so received by the Secretary of the Company not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting and (ii) the 10th day following the day on which Public Announcement (as defined below) of the date of such annual meeting is first made.  That notice must state the information required by Section 2.4 of the Company’s Bylaws, and otherwise must comply with applicable federal and state law.  The Secretary of the Company will provide a copy of the Bylaws upon request in writing from a stockholder.  “Public Announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934, as amended, or any successor thereto.

Communications with the Board of Directors

The Board believes that management speaks for the Company.  Individual Board members may, from time to time, communicate with various constituencies that are involved with the Company, but it is expected that Board members would do this with knowledge of management and, in most instances, only at the request of management.

In cases where stockholders and other interested parties wish to communicate directly with our non-management directors, messages can be sent to our Secretary, at Pfenex Inc., Attention: Secretary, 10790 Roselle Street, San Diego, California 92121.  Our Secretary monitors these communications and will provide a summary of all received messages to the Board at each regularly scheduled meeting of the Board.  Our Board generally meets on a quarterly basis.  Where the nature of a communication warrants, our Secretary may determine, in his or her judgment, to obtain the more immediate attention of the appropriate committee of the Board or non-management director, of independent advisors or of Company management, as our Secretary considers appropriate.

Our Secretary may decide in the exercise of his or her judgment whether a response to any stockholder or interested party communication is necessary.

This procedure for stockholder and other interested party communications with the non-management directors is administered by the Company’s corporate governance and nominating committee.  This procedure does not apply to (a) communications to non-management directors from officers or directors of the Company who are stockholders, (b) stockholder proposals submitted pursuant to Rule 14a-8 under the Securities and Exchange Act of 1934, as amended, or (c) communications to the audit committee pursuant to the Complaint Procedures for Accounting and Auditing Matters.

Corporate Governance Principles and Code of Ethics and Conduct

Our Board has adopted Corporate Governance Principles.  These principles address items such as the qualifications and responsibilities of our directors and director candidates and corporate governance policies and standards applicable to us in general.  In addition, our Board has adopted a Code of Ethics and Conduct that applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer, and other executive and senior officers.  The full text of our Corporate Governance Principles and our Code of Ethics and Conduct is posted on our website at www.pfenex.com in the Corporate Governance section of our Investors webpage.  We intend to post any amendments to our Code of Ethics and Conduct, and any waivers of our Code of Ethics and Conduct for directors and executive officers, on the same website.

Risk Management

Risk is inherent with every business, and we face a number of risks, including strategic, financial, business and operational, legal and compliance, and reputational.  We have designed and implemented processes to manage risk in our operations.  Management is responsible for the day-to-day management of risks the company faces, while our Board, as a whole and assisted by its committees, has responsibility for the oversight of risk management.  In its risk oversight role, our Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are appropriate and functioning as designed.

Our Board believes that open communication between management and our Board is essential for effective risk management and oversight.  Our Board meets with our Chief Executive Officer and other members of the senior management team at quarterly meetings of our Board, where, among other topics, they discuss strategy and risks facing the company, as well as at such other times as they deemed appropriate.

While our Board is ultimately responsible for risk oversight, our Board committees assist our Board in fulfilling its oversight responsibilities in certain areas of risk.  Our audit committee assists our Board in fulfilling its oversight responsibilities with respect to risk management in the areas of internal control over financial reporting and disclosure controls and procedures, legal and regulatory compliance, and discusses with management and the independent auditor guidelines and policies with respect to risk assessment and risk management.  Our audit committee also reviews our major financial risk exposures and the steps management has taken to monitor and control these exposures.  In addition, our audit committee monitors certain key risks on a regular basis throughout the fiscal year, such as risk associated with internal control over financial reporting and liquidity risk.  Our corporate governance and nominating committee assists our Board in fulfilling its oversight responsibilities with respect to the management of risk associated with board organization, membership and structure, and corporate governance.  Our compensation committee oversees risks related to our compensation policies to ensure that our compensation programs do not encourage unnecessary risk-taking.  Finally, our full Board reviews strategic and operational risk in the context of reports from the management team, receives reports on all significant committee activities at each regular meeting, and evaluates the risks inherent in significant transactions.

Director Compensation

In January 2016, after reviewing data provided by its independent compensation consultant regarding practices at comparable companies, the compensation committee revised the director compensation for non-employee directors as set forth below. In October 2018, the compensation committee, with input from Compensia, Inc., the independent compensation consultant of our compensation committee, reviewed our director compensation and believed that it provided competitive compensation opportunities for our non-employee directors, and determined not to recommend any changes.

•	$40,000 per year for service as a Board member;
•	$20,000 per year additionally for service as chairperson of the Board;
•	$15,000 per year additionally for service as chairperson of the audit committee;
•	$8,000 per year additionally for service as an audit committee member;
•	$8,000 per year additionally for service as chairperson of the compensation committee;
•	$5,000 per year additionally for service as a compensation committee member;
•	$6,000 per year additionally for service as chairperson of the corporate governance and nominating committee; and
•	$3,000 per year additionally for service as a corporate governance and nominating committee member.

In March 2020, our Board, upon recommendation of the compensation committee, reviewed and approved amendments to director compensation for non-employee directors, effective March 11, 2020, after reviewing data provided by Compensia regarding director compensation practices at comparable companies.  The amendments approved in March 2020 related solely to providing compensation to the members of the newly created research and development committee as described below:

•	$12,500 per year additionally for service as chairperson of the research and development committee; and
•	$10,000 per year additionally for service as a research and development committee member.

All cash payments to non-employee directors are paid quarterly in arrears on a prorated basis.

Each non-employee director who first joins us is granted an initial award of a nonstatutory stock option to purchase 25,000 shares of our common stock and on the date of each annual meeting of stockholders, each non-employee director who has been a non-employee director for 6 months or more on the date of the annual meeting is granted an annual award of a nonstatutory stock option to acquire 18,000 shares of our common stock.  The initial award and the annual award vest in full on the date of the next annual meeting, in each case subject to continued service as a director on the date of such annual meeting.  These awards will vest and become immediately exercisable immediately prior to a change in control.

The table below shows compensation earned by our non-employee directors during 2019.  Directors who are also our employees receive no additional compensation for their service as a director.  During the year ended December 31, 2019, Mr. Schimmelpennink, was also an employee.  Mr. Schimmelpennink’s compensation is discussed in “Executive Compensation.”

2019 Director Compensation Table

Name	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(2)(3)	Total ($)
Jason Grenfell-Gardner	71,000	65,401	136,401
Phillip M. Schneider	60,000	65,401	125,401
Robin D. Campbell, Ph.D.	56,000	65,401	121,401
John M. Taylor	46,000	65,401	111,401
Sigurdur Olafsson(4)	26,855	65,401	92,256
Lorianne Masuoka, M.D.(5)	18,024	91,957	109,981
Magda Marquet, Ph.D.(6)	35,834	68,768	104,602

(1)	Amounts in this column reflect compensation earned in 2019.
(2)

The amounts shown represent the full grant date fair value of option awards granted in 2019 as determined pursuant to ASC 718.  The assumptions used to calculate the value of such awards are included in Note 9 to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2019.

(3)

As of December 31, 2019, our non-employee directors held outstanding options to purchase the number of shares of common stock as follows: Mr. Grenfell-Gardner (61,000 options); Mr. Schneider (110,000 options); Dr. Campbell (110,000 options); Mr. Taylor (97,000 options); Dr. Masuoka (25,000 options); and Dr. Marquet (25,000 options).

(4)	Mr. Olafsson resigned and ceased to be a member of the board of directors in August 2019.
(5)	Dr. Masuoka joined our board of directors in August 2019.
(6)	Dr. Marquet joined our board of directors in February 2019.

See “Executive Compensation” for information about the compensation of directors who are also our employees.

PROPOSAL NO. 1 ELECTION OF DIRECTORS

Under our governing documents our Board has the power to set the number of directors from time to time by resolution.  We currently have seven authorized directors serving on our Board, of which six directors are “independent” as defined under the NYSE American listing standards.  In accordance with our certificate of incorporation, our Board is divided into three classes with staggered three-year terms.  Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of our directors.  This classification of our Board may have the effect of delaying or preventing changes in control of our company.

At the Annual Meeting, two Class III directors will be elected for three-year terms.  Based upon the recommendation of our corporate governance and nominating committee, our Board has nominated each of the director nominees set forth below to stand for initial election by our stockholders, in each case for a three-year term expiring at our 2023 annual meeting of stockholders or until his or her successor is duly elected and qualified.

Nominees for Director

Our corporate governance and nominating committee has recommended, and our Board has approved, Jason Grenfell-Gardner and Evert Schimmelpennink as nominees for election as Class III directors at the Annual Meeting.

If elected, Mr. Grenfell-Gardner and Mr. Schimmelpennink will serve as Class III directors until the 2023 annual meeting of stockholders or until their successors are duly elected and qualified.  For information concerning the nominees, please see the section titled “Board of Directors and Corporate Governance.”

If you are a stockholder of record and you sign your proxy card or vote over the Internet or by telephone but do not give instructions with respect to the voting of directors, your shares will be voted FOR the election of Mr. Grenfell-Gardner and Mr. Schimmelpennink.  We expect that Mr. Grenfell-Gardner and Mr. Schimmelpennink will accept such nomination; however, in the event that a nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by our Board to fill such vacancy.  If you are a beneficial owner of shares of our common stock and you do not give voting instructions to your broker, bank or other nominee, then your broker, bank or other nominee will leave your shares unvoted on this matter.

Vote Required

The election of the Class III directors requires a plurality vote of the shares of our common stock present virtually or by proxy at the Annual Meeting and entitled to vote thereon to be approved.  Broker non-votes will have no effect on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTORS NOMINATED BY OUR BOARD OF DIRECTORS AND NAMED IN THIS PROXY STATEMENT AS CLASS III DIRECTORS TO SERVE FOR THREE-YEAR TERMS.

PROPOSAL NO. 2

ADVISORY VOTE ON NAMED EXECUTIVE OFFICERS COMPENSATION (“SAY-ON-PAY”)

Pursuant to Section 14A of the Exchange Act and in accordance with SEC rules, we are providing our stockholders with the opportunity to vote at the annual meeting of stockholders on this advisory or non-binding resolution regarding the compensation of our named executive officers (commonly referred to as “say-on-pay”). This say-on-pay proposal gives our stockholders the opportunity to express their views on the compensation of our named executive officers as a whole. This vote is not intended to address any specific item of compensation or any specific named executive officer, but rather the overall compensation of all of our named executive officers and the philosophy, policies and practices described in this proxy statement. Because the vote on this proposal is advisory in nature, it will not affect any compensation already paid or awarded to our named executive officers and will not be binding on us, the board of directors or the compensation committee. The say-on-pay vote will, however, provide information to us regarding investor sentiment about our executive compensation philosophy, policies, and practices, which the compensation committee will be able to consider when determining executive compensation for the remainder of the current fiscal year and beyond.

For more information about the compensation that we paid to our named executive officers during 2019, as well as a description of our overall executive compensation philosophy and program, please refer to the “Executive Compensation” sections of this Proxy Statement, which we believe demonstrates that our executive compensation program was designed appropriately and is working to ensure management's interests are aligned with our stockholders' interests to support long-term value creation. Accordingly, we ask our stockholders to vote "FOR" the following advisory resolution at the 2020 annual meeting of stockholders:

"RESOLVED, that the stockholders of Pfenex Inc. approve, on a non-binding advisory basis, the compensation of the named executive officers, as disclosed in this Proxy Statement for the 2020 Annual Meeting of Stockholders, including the accompanying compensation tables and related narrative discussion, and other related disclosures."

Vote Required

Approval of named executive officer compensation requires the affirmative vote of a majority of the shares of our common stock present virtually or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the effect of a vote AGAINST the proposal and broker non-votes will have no effect.

As an advisory vote, this proposal is non-binding. Although the vote is non-binding, our Board and our compensation committee value the opinions of our stockholders, and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THE APPROVAL, ON A NON-BINDING BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

* * * * *

PROPOSAL NO. 3

APPROVAL ON ADVISORY VOTE ON FREQUENCY OF ADVISORY VOTES ON NAMED EXECUTIVE OFFICERS COMPENSATION

Stockholders have the opportunity to advise the board of directors, in a non-binding vote, whether we should conduct an advisory (non-binding) vote to approve named executive officer compensation (that is, votes similar to the non-binding vote in Proposal No. 2 above) every one, two or three years.

While our compensation strategies are related to both the short-term and longer-term business outcomes, we realize that compensation decisions are made annually. We also believe that an annual advisory vote on named executive officer compensation will allow stockholders to provide us with more frequent direct feedback on our compensation disclosures and named executive officer compensation program. The board of directors has determined that holding an advisory vote on named executive officer compensation every year is the most appropriate policy for us at this time, and recommends that stockholders vote for future advisory votes on named executive officer compensation to occur each year.

You may cast your vote by choosing the option of one year, two years, three years, or abstain from voting in response to the resolution set forth below:

“RESOLVED, that the option of once every year, two years, or three years that receives the highest number of votes from the holders of shares of our common stock present virtually or by proxy and entitled to vote at the Annual Meeting will be determined to be the preferred frequency with which Pfenex Inc. is to hold an advisory vote by stockholders to approve the compensation of named executive officers as set forth in the proxy statement relating to Pfenex's Annual Meeting of Stockholders under the caption “Executive Compensation,” including the section captioned “Compensation Discussion and Analysis,” the tabular disclosure regarding executive compensation, and the accompanying narrative disclosure.”

Vote Required

The alternative among one year, two years or three years that receives the highest number of votes from the holders of shares of our common stock present virtually or by proxy and entitled to vote at the Annual Meeting will be deemed to be the frequency preferred by our stockholders.  Abstentions and broker non-votes will have no effect on this proposal. Because this vote is advisory, it will not be binding on the board of directors. However, the board of directors and the compensation committee will consider the outcome of the stockholder vote, along with other relevant factors, in recommending a voting frequency to our board of directors.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THE APPROVAL, ON A NON-BINDING BASIS, OF THE FREQUENCY OF ONCE EVERY “ONE YEAR” FOR THE ADVISORY VOTE ON COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL NO. 4
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Our audit committee has appointed KPMG LLP as Pfenex’s independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending December 31, 2020 and recommends that stockholders vote in favor of the ratification of such appointment.

Ratification of Appointment

At the Annual Meeting, stockholders are being asked to ratify the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2020.  Stockholder ratification of the appointment of KPMG LLP is not required by our bylaws or other applicable legal requirements.  However, our Board is submitting the appointment of KPMG LLP to our stockholders for ratification as a matter of good corporate governance.  In the event that this appointment is not ratified by the affirmative vote of a majority of the shares present virtually or by proxy at the Annual Meeting and entitled to vote, such appointment will be reconsidered by our audit committee.  Even if the appointment is ratified, our audit committee, in its sole discretion, may appoint another independent registered public accounting firm at any time during our fiscal year ending December 31, 2020 if our audit committee believes that such a change would be in the best interests of Pfenex and its stockholders.  If the appointment is not ratified by our stockholders, the audit committee may reconsider whether it should appoint another independent registered public accounting firm.  A representative of KPMG LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she wishes to do so, and is expected to be available to respond to appropriate questions from stockholders.

Fees Paid to the Independent Registered Public Accounting Firm

The following table presents fees for professional audit services and other services rendered to us by KPMG LLP for our fiscal years ended December 31, 2019 and 2018.

Fee Type	2019	2018
Audit Fees(1)	$898,000	$460,000
Audit-Related Fees(2)	—	—
Tax Fees(3)	—	—
All Other Fees(4)	—	—
Total	$898,000	$460,000

(1)

“Audit Fees” consist of fees billed for professional services rendered in connection with the audit of our annual financial statements, review of our quarterly financial statements, and services that are normally provided by KPMG LLP in connection with statutory and regulatory filings or engagements.

(2)

“Audit-Related Fees” consist of fees billed for professional services for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” KPMG LLP has not billed us for any Audit-Related Fees for 2019 or 2018.

(3)	“Tax Fees” consist of fees billed for professional services rendered by KPMG LLP for tax compliance, tax advice and tax planning. KPMG LLP has not billed us for any Tax Fees for 2019 or 2018.

(4)

“All Other Fees” consist of fees billed for products and services other than the services reported in Audit Fees, Audit-Related Fees, and Tax Fees.  KPMG LLP has not billed us for any such services for 2019 or 2018.

Auditor Independence

In 2019, all services provided by KPMG LLP were evaluated by our audit committee for independence.

Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our audit committee has established a policy governing our use of the services of our independent registered public accounting firm.  Under the policy, our audit committee is required to pre-approve all audit and permissible non-audit services performed by our independent registered public accounting firm in order to ensure that the provision of such services does not impair such accounting firm’s independence.  All services performed by and fees paid to KPMG LLP for our fiscal years ended December 31, 2019 and 2018 were pre-approved by our audit committee.

Vote Required

The ratification of the appointment of KPMG LLP requires the affirmative vote of a majority of the shares of our common stock present virtually or by proxy at the Annual Meeting and entitled to vote thereon.

Abstentions will have the effect of a vote AGAINST the proposal and broker non-votes will have no effect.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING DECEMBER 31, 2020.

AUDIT COMMITTEE REPORT

The information contained in the following Audit Committee Report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that Pfenex Inc., or the Company, specifically incorporates it by reference in such filing.

The audit committee serves as the representative of the Board with respect to its oversight of:

•	our accounting and financial reporting processes and the audit of our financial statements;
•	the integrity of our financial statements;
•	our compliance with legal and regulatory requirements and efficacy of and compliance with our corporate policies;
•	inquiring about significant risks, reviewing our policies for risk assessment and risk management, and assessing the steps management has taken to control these risks; and
•	the independent registered public accounting firm’s appointment, qualifications and independence.

Our independent registered public accounting firm is responsible for performing an independent audit of our financial statements in accordance with standards of the PCAOB and the effectiveness of our internal control over financial reporting and issuing a report thereon.

The audit committee also reviews the performance of our independent registered public accounting firm, KPMG LLP, in the annual audit of our financial statements and in assignments unrelated to the audit, and reviews the independent registered public accounting firm’s fees.

The members of the audit committee are currently Phillip M. Schneider (Chairman), Robin D. Campbell, Ph.D. and Jason Grenfell-Gardner.  Each of the members of the Audit Committee is an “independent director” as currently defined in the applicable NYSE American and U.S. Securities and Exchange Commission (“SEC”) rules.  The Board of Directors has also determined that Mr. Schneider is an “audit committee financial expert” as described in applicable rules and regulations of the SEC.

The audit committee provides our Board such information and materials as it may deem necessary to make our Board aware of financial matters requiring the attention of our Board.  The audit committee reviews our financial disclosures and meets privately, outside the presence of our management, with our independent registered public accounting firm.  In fulfilling its oversight responsibilities, the audit committee reviewed and discussed the audited financial statements in our 2019 Annual Report with management, including a discussion of the quality and substance of the accounting principles, the reasonableness of significant judgments made in connection with the audited financial statements, and the clarity of disclosures in the financial statements.  The audit committee reports on these meetings to our Board.

The audit committee has reviewed and discussed the Company’s audited consolidated financial statements with management and KPMG LLP, the Company’s independent registered public accounting firm.

The audit committee has discussed with KPMG the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 1301 (Communications with Audit Committees).

The audit committee has received and reviewed the written disclosures and the letter from KPMG required by the applicable requirements of the Public Company Accounting Oversight Board regarding KPMG’s communications with the audit committee concerning independence, and has discussed with KPMG its independence.

Based on the review and discussions referred to above, the audit committee recommended to the board of directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 for filing with the Securities and Exchange Commission.  The audit committee also has selected KPMG LLP as the independent registered public accounting firm for fiscal year 2020.  The Board recommends that stockholders ratify this selection at the Annual Meeting.

Respectfully submitted by the members of the audit committee of the board of directors:

Phillip M. Schneider (Chair)
Jason Grenfell-Gardner
Robin D. Campbell, Ph.D.

EXECUTIVE OFFICERS

The following table identifies certain information about our executive officers as of March 20, 2020.  Each executive officer serves at the discretion of our Board and holds office until his or her successor is duly elected and qualified or until his or her earlier resignation or removal.  There are no family relationships among any of our directors or executive officers.

Name	Age	Position
Evert B. Schimmelpennink	48	Chief Executive Officer, President, Secretary and acting Principal Financial Officer and Principal Accounting Officer
Patrick K. Lucy	52	Senior Vice President, Chief Business Officer
Shawn Scranton, PharmD	56	Senior Vice President, Chief Operating Officer
Martin B. Brenner, DVM, Ph.D.	49	Senior Vice President, Chief Scientific Officer

Evert B. Schimmelpennink has served as our Chief Executive Officer, President and Secretary since August 2017.  Since November 13, 2019, Mr. Schimmelpennink has also served as our acting Principal Financial Officer and Principal Accounting Officer. Prior to his appointment, Mr. Schimmelpennink served as the Chief Executive Officer of Alvotech, a biosimilar development company from 2015 to July 2017.  From September 2015 to November 2015, Mr. Schimmelpennink served as Vice President — Global Sterile Injectables of Pfizer Inc., a pharmaceutical company.  Prior to that, Mr. Schimmelpennink served as Vice President — Global Generics from 2012 to 2015 and Director of Specialty Injectable Pharma Marketing EMEA & Director of Distributor Operations EMEA from 2011 to 2012 of Hospira, Inc., a pharmaceutical company.  From 2002 to 2011, Mr. Schimmelpennink held various roles at Synthon BV, a generics medicine company, including Vice President Marketing and Sales from 2008 to 2011.  From 1997 to 2002 he held various roles with Numico NV, a Dutch maker of baby foods and nutritional bars and shakes, including International Product Manager from 2000 to 2002 and Researcher Product Development from 1999 to 2000.  Prior to Numico, Mr. Schimmelpennink served as a vaccine technologist at the Dutch National Institute for Public Health and the Environment from 1998 to 1999.  Mr. Schimmelpennink received a Masters in bioprocess engineering from the Wageningen University in the Netherlands.  The board of directors believes Mr. Schimmelpennink is qualified to serve as a director because of his extensive knowledge of our industry and his prior and current experience as a senior officer of healthcare companies.

Patrick K. Lucy has served as the Company’s Senior Vice President, Chief Business Officer since 2014.  He also served as the Company’s Interim Chief Executive Officer, President, and Secretary from January 2017 to August 2017, when Mr. Schimmelpennink was appointed to those roles.  Mr. Lucy previously served as the Company’s Vice President of Business Development and Marketing between 2009 and 2014.  Prior to joining the Company, Mr. Lucy held the position of Director of Business Development at DowPharma, a business within The Dow Chemical Company, a chemicals manufacturer, from 2002 to 2009.  From 1999 to 2002, he held the position of Director of Business Development at Collaborative BioAlliance, Inc., a biotechnology company, which was acquired by The Dow Chemical Company.  From 1998 to 1999, Mr. Lucy worked as a Validation Manager and Capital Project Manager and from 1996 to 1998, as a Quality Control Biochemistry Supervisor at Lonza Biologics Inc., a chemicals and biotechnology company.  From 1991 to 1996, Mr. Lucy held various positions at Repligen Corporation, a life sciences company.  Mr. Lucy holds a Bachelor’s degree in Biology from Villanova University.

Shawn Scranton, PharmD has served as our Senior Vice President, Chief Operating Officer since October 2018. Dr. Scranton previously served as Chief Scientific Consultant for Sentynl Therapeutics, Inc. a

wholly owned subsidiarity of Zydus-Cadila, a pharmaceutical company, from 2017 to 2018. From 2015 to 2017, Dr. Scranton served as Senior Vice President, Chief Scientific Officer at Sentynl Therapeutics, Inc., a pharmaceutical company. Prior to Sentynl, Dr. Scranton served as Consultant, Managing Director at Strategic Therapeutic Solutions, LLC, a pharmaceutical consulting company, and from 2007 to 2012, Dr. Scranton served as VP, Scientific Operations at Victory Pharma, Inc., a specialty pharmaceutical company. Dr. Scranton served as Sr. Director of Translational Medicine at Kalypsys, Inc., a pharmaceutical company, from 2005 to 2007, and as Director of Clinical Research/Program Director at Salmedix Corporation, a drug development company, from 2001 to 2005. From 1998 to 2000, Dr. Scranton served as Senior Clinical Research Scientist, Clinical Development at Dura Pharmaceuticals, Inc., a pharmaceutical company. Dr. Scranton holds a Doctor of Pharmacy from the University of the Pacific School of Pharmacy (1994) and a B.A. in Animal Physiology from the University of California, San Diego (1988).

Martin B. Brenner, DVM, Ph.D. has served as our Senior Vice President, Chief Scientific Officer since March 2019. From 2017 to 2018, Dr. Brenner served as Chief Scientific Officer at Recursion Pharmaceuticals, Inc., a biotechnology company. From 2016 to 2017, Dr. Brenner served as Vice President and Head of Research and Early Development at Stoke Therapeutics, Inc., a biotechnology company. From 2013 to 2016, Dr. Brenner served as Executive Director, Diabetes & NASH, and Chair of Diabetes & NASH Early Discovery Unit at Merck Research Laboratories of Merck & Co., Inc., a pharmaceutical company. From 2012 to 2013, Dr. Brenner served as Senior Director, Head of Bioscience, CVMD at AstraZeneca PLC, a pharmaceutical company. From 2009 to 2012, Dr. Brenner served as an Associate Research Fellow for the Diabetes Prevention and Remission Group at Pfizer Inc., a pharmaceutical company. From 2003 to 2009, Dr. Brenner served as Senior Research Scientist for the Diabetes Drug Hunting Team at Eli Lilly and Company, a pharmaceutical company. Dr. Brenner holds a Ph.D. in Pharmacology from the Veterinary School of Hannover in Hannover, Germany a DVM from Veterinary School of Ludwig-Maximilians-University in Munich, Germany.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis describes the principles underlying the material components of our executive compensation program for our executive officers, including the Named Executive Officers in the “Summary Compensation Table.” We also provide an overview of the overall objectives of the program and the factors relevant to an analysis of these policies and decisions and how we use our executive compensation program to drive our performance.

Our “Named Executive Officers” for 2019 were:

•	Evert B. Schimmelpennink, Chief Executive Officer, President, Secretary, acting Principal Financial Officer and Principal Accounting Officer, and Director
•	Patrick K. Lucy, Senior Vice President, Chief Business Officer
•	Martin Brenner, Senior Vice President, Chief Scientific Officer
•	Shawn Scranton, Senior Vice President, Chief Operating Officer
•	Susan Knudson, former Senior Vice President, Chief Financial Officer

Executive Summary

Overview of Executive Compensation Program

Our executive compensation program is designed to be competitive and appropriately balance our goals of attracting, motivating, rewarding, and retaining our executive officers and driving company performance. To align our executive officers’ interests with those of our stockholders and to motivate and reward individual initiative and effort, a substantial portion of each executive officer’s total target annual direct compensation opportunity is “at-risk,” meaning the amounts paid to each executive officer will vary based on our company performance and their contributions to that performance.

In 2019, we emphasized long-term incentive compensation in order to enhance the alignment between the interests of our executives and stockholders and provide incentives for our executives to drive long-term company growth and stockholder value.

As illustrated by the charts below, for 2019, performance-based compensation, consisting of stock options and annual cash incentives, made up a significant portion of the total annual direct compensation paid to our executive officers: 68% for Mr. Schimmelpennink and 47% for our other Named Executive Officers.

The percentages above were calculated using base salary, cash incentive compensation, relocation bonus and the grant date fair value of stock options, all as reported in the Summary Compensation Table.

2019 Executive Compensation Highlights

Consistent with our pay-for-performance philosophy, we took the following actions during 2019 with respect to Named Executive Officer compensation.

•

Competitive Increases to Annual Base Salary: Increased annual base salaries for our Named Executive Officers (other than Dr. Scranton, who was hired at the end of 2018 and Dr. Brenner, who was hired in 2019) by approximately 3-6% to reflect competitive market conditions;

•

Competitive Annual Cash Incentive Opportunities: Designed our 2019 executive incentive bonus plan to provide competitive opportunities at target and measure accomplishment of corporate goals that were identified as key drivers of growth in our business and stockholder value.  Based on our strong results, Mr. Schimmelpennink earned a bonus of 150% of target, and our other Named Executive Officers, on average, earned a bonus of 127% of target; and

•

Time-Based Stock Option Awards: Granted long-term incentive compensation opportunities in the form of time-based stock option awards, which were intended to further align executive interests with those of our stockholders as stock options only have value to our executives if our stock price increases from the grant date.

Executive Compensation Governance Highlights

We maintain sound governance standards consistent with our executive compensation policies and practices and we seek to adhere to the best practices for compensation and corporate governance purposes. The compensation committee and in certain cases, our Board, evaluates our executive compensation program regularly to ensure that it supports our short-term and long-term goals given the dynamic nature of our business and the market in which we compete for executive talent as well as protect our stockholders’ interests. These policies and practices were in effect during 2019:

Compensation Governance

✓

Independent Compensation Committee and Board Approval. The compensation committee is comprised solely of independent directors. In addition, certain executive compensation decisions at the Board level are made by independent directors.

✓

Independent Compensation Committee Advisor. The compensation committee’s own independent compensation consultant assisted with its compensation review for 2019. This consultant performed no other services for us.

✓	Annual Executive Compensation Review. The compensation committee conducts an annual review and approval of our compensation strategy.

Executive Compensation Policies and Practices

Our compensation philosophy and related corporate governance policies and practices are complemented by several specific compensation practices designed to align our executive compensation with long-term stockholder interests, including:

✓

Compensation At-Risk. Our executive compensation program is designed so a significant portion of compensation is “at risk” based on our performance through our short-term cash and long-term equity incentive compensation opportunities.

✓	No Tax Reimbursements for Severance or Change in Control Payments. We do not provide any tax reimbursement payments (including “gross-ups”) on any severance or change-in-control payments or benefits.
✓

No Special Retirement Plans. We do not offer, nor do we have plans to provide, pension arrangements, retirement plans or nonqualified deferred compensation plans or arrangements exclusively to our executive officers.

✓	No Special Health or Welfare Benefits. Our executive officers participate in the same company-sponsored health and welfare benefits programs as our other full-time, salaried employees.
✓	Hedging and Pledging Prohibited. We prohibit our employees, including our Named Executive Officers and directors, from pledging our securities or engaging in hedging transactions.
✓	Multi-Year Vesting Requirements. The equity awards granted to our Named Executive Officers generally vest over multi-year periods, consistent with current market practice and our retention objectives.
✓

No Single Trigger Change in Control Arrangements. There are no payments and benefits that are payable solely as a result of change-in-control in the Company. All change-in-control payments and benefits are based on a “double-trigger” arrangement (that is, they require both a change-in-control of our Company plus an involuntary termination of employment before payments and benefits are paid).

Executive Compensation Philosophy and Program Design

Overview

The goals of our executive compensation program are to attract, retain, motivate and reward executive officers who contribute to our success and to incentivize these executives to achieve our short-term and long-term business objectives in order to increase long-term value and increase stockholder returns. Our program combines competitive cash and equity awards in the forms and proportions that we believe will motivate our executive officers to increase stockholder value over the long term.

Our executive compensation program is designed to achieve the following specific objectives:

•	align the interests of our executive officers with both short-term and long-term stockholders’ interests; and
•	establish a direct link between our financial and operational results and strategic objectives and the compensation of our executive officers.

Executive Compensation Program Framework

For 2019, the principal elements of our executive compensation program are summarized in the following table and described in detail in “Executive Compensation Components” below.

Compensation Element	Description and Purpose	Key Features
Base Salary (fixed cash)	To provide a competitive fixed level of cash compensation that reflects fulfillment of day-to-day responsibilities, skills and experience.

Annual adjustments are based on both qualitative and quantitative factors such as: job level, responsibilities and prior experience and expertise, individual performance, future potential and competitive market practice and internal equity.

Reviewed annually for market competitiveness.

Annual Cash Incentive (at-risk cash)

To incentivize and reward contributions of executive officers in achieving strong financial, operating and strategic objectives during the fiscal year by meeting or exceeding the established goals.

To ensure a strong pay-for-performance culture, as payouts are based on performance achieved relative to goals and are not guaranteed.

Payouts are primarily based on a pre-determined formula that, in 2019, included achievement of corporate strategic goals considered critical to our success, including specified product development, rollover, pipeline and talent-development goals, as determined by our compensation committee and our Board.

Target incentive opportunities are typically set annually at market competitive levels.

Long-term Equity Incentive Compensation

To ensure strong performance, promote retention and align our executives’ interests with stockholders’ long-term interests through incentive compensation linked to our long-term financial and company stock price performance.

Equity awards are granted annually in the form of stock option awards to our executive officers.  These awards are subject to time-based vesting conditions over a multi-year period.

The size of the annual equity grants to each of our Named Executive Officers is established by our compensation committee after reviewing such factors as the competitive levels at our compensation peer companies, and to recognize our outstanding performance and our executive officers’ contributions to that performance.

We also offer our executive officers’ participation in our 401(k) plan, health care insurance, flexible spending accounts, employee stock purchase plan and certain other benefits available generally to all of our full-time employees.

Processes and Procedures for Compensation Decisions

Our compensation committee, which operates under a written charter approved by our Board, is responsible for the executive compensation programs for our executive officers and reports to our Board on its discussions, decisions and other actions. Typically, our Chief Executive Officer makes recommendations to our compensation committee, often attends committee meetings and is involved in the determination of compensation for the respective executive officers who report to him, except that the Chief Executive Officer does not make recommendations as to his own compensation. Our Chief Executive Officer makes recommendations to our compensation committee regarding short- and long-term compensation for all executive officers (other than himself) based on our results, an individual executive officer’s contribution toward these results and performance toward individual goal achievement. Our compensation committee then reviews the recommendations and other data and makes decisions as to total compensation for each executive officer, as well as each individual compensation component. Our compensation committee reviews and approves, or makes recommendations for approval by the independent members of the Board regarding the compensation of each executive officer, including our Chief Executive Officer.

Our compensation committee is authorized to retain the services of one or more executive compensation advisors, as it sees fit, in connection with the establishment of our compensation programs and related policies.

For 2019, our compensation committee engaged Compensia to provide information, recommendations and other advice relating to director and executive compensation on an ongoing basis. Compensia serves at the discretion of our compensation committee. Compensia was engaged to assist in developing an appropriate group of peer companies to help us determine the appropriate level of overall compensation for our directors and executive officers, as well as assess each separate element of compensation, with a goal of ensuring that the compensation we offer to our directors and executive officers is competitive and fair. Our compensation committee assessed the independence of Compensia taking into account, among other things, the enhanced independence standards and factors set forth in Exchange Act Rule 10C-1 and the applicable NYSE American listing standards, and concluded that that there were no conflicts of interest with respect to the work that Compensia performed for the compensation committee.

Competitive Positioning

In 2018 and early 2019, Compensia reviewed our executive compensation programs. Compensia’s review focused on analyzing market data drawn from a group of 19 peer group companies as described below (the “2019 Compensation Peer Group”) and Radford Global Life Sciences Survey.

The 2019 Compensation Peer Group updated our prior peer group for similarly-situated companies operating in the biotechnology and pharmaceutical sector with the following characteristics:

•	market capitalization between ~$40 million and ~$390 million;
•	limited revenue;
•	at or beyond Phase II testing;
•	between 25 and 150 employees; and
•	headquartered in the US, with emphasis on California and preference for companies based in the Southern California and San Diego areas

Where possible, direct biosimilars competitors were included, and our compensation committee, with input from Compensia, considered company history, including material changes in valuation that would impact compensation strategy and pay levels.  The characteristics were not used as gating items, and companies that did not satisfy one or more criteria could be included based on alignment across all factors.

The resulting 2019 Compensation Peer Group consisted of the following 19 companies:

AcelRx Pharmaceuticals	Conatus Pharmaceuticals	Sienna Biopharmaceuticals
Adamis Pharmaceuticals	Corvus Pharmaceuticals	Tocagen
Alimera Sciences	EyePoint Pharmaceuticals	TRACON Pharmaceuticals
Ardelyx	Fate Therapeutics	Vital Therapies
ArQule	Ocular Therapeutix	Zafgen
Cidara Therapeutics	Otonomy
Coherus BioSciences	Regulus Therapeutics

In making its 2019 compensation decisions, our compensation committee evaluated the total target annual direct compensation (annual base salary, annual cash incentives and long-term equity incentive) for each of our executive officers, including our Named Executive Officers. In doing so, our compensation committee reviewed the market consensus data provided by Compensia.  Our compensation committee reviewed the market consensus data for each executive officer’s base salary, bonus potential, and equity compensation. In conducting its evaluation, the compensation committee considered the importance of the Company’s readiness for commercial launch of PF708.  Our compensation committee also considered, among other factors, company performance, each element of compensation, the compensation package as a whole, each executive officer’s past and expected future contribution to our business and our financial performance, and internal pay equity based on the impact on the business and performance, and retention.

We believe that this design allows us to meet the objectives of our executive compensation program, including attracting and retaining talented executives, while retaining flexibility to tailor compensation based on individual circumstances.

In July 2019, our compensation committee, in consultation with Compensia, reviewed and updated our group of peer group companies as described below (the “2020 Compensation Peer Group”).  The 2020 Compensation Peer Group updated our 2019 Compensation Peer Group for similarly-situated companies operating in the biotechnology and pharmaceutical sector with the following characteristics:

•	market capitalization between ~$70 million and ~$600 million;
•	revenue less than ~$60 million;
•	Phase III and commercial companies;
•	between 30 and 150 employees; and
•	headquartered in the US, with emphasis on California and preference for companies based in the Southern California and San Diego areas

Where possible, direct biosimilars competitors were included, and our compensation committee, with input from Compensia, considered company history, including material changes in valuation that would impact compensation strategy and pay levels.  The characteristics were not used as gating items, and companies that did not satisfy one or more criteria could be included based on alignment across all factors.

The resulting 2020 Compensation Peer Group consisted of the following 19 companies:

AcelRx Pharmaceuticals	DURECT	Ocular Therapeutix
Adamis Pharmaceuticals	EyePoint Pharmaceuticals	Otonomy
Ardelyx	Five Prime Therapeutics	Rigel Pharmaceuticals
ArQule	Geron	Sorrento Therapeutics
Catalyst Biosciences	La Jolla Pharmaceutical Company	Tocagen
Coherus BioSciences	MEI Pharma
Cytokinetics	Menlo Therapeutics

Our compensation committee uses the 2020 Compensation Peer Group in making its 2020 compensation decisions.

Executive Compensation Elements and Corporate Performance Measure

Base Salary

We provide an annual base salary to each of our Named Executive Officers to compensate them for services rendered during the year. Salaries are reviewed annually by our compensation committee and adjusted for the ensuing year based on (i) both qualitative and quantitative factors such as company performance, job level, responsibilities and prior experience and expertise, individual performance, and future potential, (ii) internal review of the executive officer’s total compensation, individually and relative to our other executive officers with similar levels of responsibility within our organization and (iii) an evaluation of the compensation levels of similarly-situated executive officers in our 2019 Compensation Peer Group and in our industry generally.

For 2019 base salaries, our compensation committee approved increases to the base salaries for each of our Named Executive Officers (other than Dr. Scranton who joined us in October 2018 and Dr. Brenner who joined us in March 2019) in the amounts set forth below. Each of Drs. Scranton’s and Brenner’s annual base salary was negotiated in connection with his hiring and approved by our compensation committee.  We considered the median of the 2019 Compensation Peer Group as a general guideline for the appropriate level of executive base salaries but did not benchmark base salary to any specific percentile. In setting 2019 base salaries, we also considered the recommendations of the Chief Executive Officer regarding the compensation of each of the Named Executive Officers who reported directly to him, the Named Executive Officer’s role and responsibilities within the Company, and such other factors described above.  We believe that this approach to setting base salary levels allows us to be competitive, while retaining flexibility to tailor compensation based on individual circumstances.

The 2019 base salaries for our Named Executive Officers were as follows and were effective on February 17, 2019 except as noted below:

Name	2018 Base Salary(1)	2019 Base Salary(1)	% Increase
Evert B. Schimmelpennink	$551,200	$580,000	5.2%
Patrick K. Lucy	355,980	367,000	3.1%
Martin Brenner, DVM, Ph.D.(2)	—	360,000	—

Name	2018 Base Salary(1)	2019 Base Salary(1)	% Increase
Shawn Scranton, PharmD(3)	300,000	300,000	—
Susan Knudson	330,000	350,000	6.1%

(1)	Represents the highest annualized base salary established for the Named Executive Officer during the year indicated.
(2)	Dr. Brenner joined Pfenex on March 18, 2019. This represents Dr. Brenner’s annualized base salary at the time he was hired.
(3)	Dr. Scranton joined Pfenex on October 1, 2018. The 2018 base salary shown was Dr. Scranton’s annualized base salary at the time he was hired, which did not increase in February 2019.

2019 Executive Incentive Bonus Plan

Our 2019 executive incentive bonus plan, or 2019 Bonus Plan, provided our Named Executive Officers with an annual incentive compensation payment opportunity, which was based on our achievement of our corporate performance goals (weighted 100% for our Chief Executive Officer and 80% for our other Named Executive Officers) and individual achievement (weighted 20% for our other Named Executive Officers).

Each of our Named Executive Officers was assigned a target bonus opportunity under our 2019 Bonus Plan, which was a percentage of his or her 2019 annual base salary. No changes were made to the target bonus percentage of any of our Named Executive Officers in 2019, except as described below.  Dr. Brenner’s target bonus percentage was established in connection with his hiring and approved by our compensation committee.

The annual cash incentive compensation opportunities of the Named Executive Officers for 2019 were:

Name	2019 Target Annual Cash Incentive Compensation Opportunity (as a percentage of base salary) (%)	2019 Target Annual Cash Incentive Compensation Opportunity ($)(1)
Evert B. Schimmelpennink	50%	290,000
Patrick K. Lucy	35%	128,450
Martin Brenner, DVM, Ph.D.(2)	35%	126,000
Shawn Scranton, PharmD	35%	105,000
Susan Knudson	35%	122,500

(1)	Based on 100% of target.
(2)	The cash bonus under the 2019 Bonus Plan for Dr. Brenner is pro-rated for his commencement of employment on March 18, 2019.

Corporate Goals.  For the 2019 Bonus Plan, our executives were evaluated based on achievement of specific, measurable goals that are critical drivers of our long-term success and ability to generate sustained growth in shareholder value. Specific goals in the 2019 Bonus Plan were as follows:  (i) ensure 708 NDA approval and launch readiness, (ii) drive core pipeline development, (iii) expand pipeline, platform partnerships, and CRM business, (iv) achieve annual operating plan, (v) build Pfenex culture and grow talent base, and (vi) define and start executing on 5 year growth plan (the “Performance Missions”). We use these Performance Missions to drive operational, product, and culture goals, which, if achieved, help to create value for our stockholders.  Each Performance Mission had one or more performance goals, and 2019 performance bonuses were earned based upon achievement of such performance goals, as follows:

Goal	Explanation	Minimum	Target	Maximum	Actual Achievement
Ensure 708 NDA Approval and Launch Readiness	FDA approval of PF708	20%	40%	60%	60%
Drive Core Pipeline Development	Achieve Jazz milestones PF810 development	12.5%	25%	37.5%	27.5%
Expand Pipeline, Platform Partnerships, and CRM business	New programs from existing partners Additional CRM197 licensing	5%	10%	15%	7.5%
Achieve Annual Operating Plan	Positive variance to budgeted net income	3.75%	7.5%	11.25%	11.25%
Build company culture and grow talent base	Increase employee satisfaction	3.75%	7.5%	11.25%	11.25%
Define and Start Executing on 5-Year Growth Plan	Growth plan approval Modality/Assets evaluated and executed	5%	10%	15%	15%
TOTAL		50%	100%	150%	132.5%

Individual Goals.   Under the 2019 Bonus, achievement of the individual performance goals was based on our compensation committee’s qualitative assessment of each Named Executive Officer’s individual performance for 2019 by considering criteria such as professional effectiveness, leadership, strategic and operational execution and creativity. Following the end of 2019, our compensation committee, after considering these criteria, determined the individual performance goal achievement at: 100% for Mr. Lucy,

Dr. Brenner, and Ms. Knudson (pursuant to her transition agreement and limited release) and 128.75% for Dr. Scranton.

Under the 2019 Bonus Plan, our compensation committee reserved the right to increase, decrease, or eliminate any bonus payment that may be payable, based on the factors it deemed relevant. Following the end of 2019, our compensation committee evaluated our CEO’s performance and discussed our overall outstanding achievements during the year. These were highlighted by the NDA approval of PF708 and included substantial accomplishments tied to establishing and executing against our long-term strategic vision. Our performance and strong trajectory were reflected in our share price, which increased 244% year-over-year and resulted in a market capitalization greater than $350 million at fiscal year end.  Taking into consideration Mr. Schimmelpennink’s strong leadership and key contributions to our success during the year, the compensation committee determined it was appropriate to exercise the discretion it reserved under the 2019 Bonus Plan to increase our Chief Executive Officer’s 2019 bonus payout from 132.5% to 150% of his 2019 target bonus.

The bonuses paid to each of our Named Executive Officers under our 2019 Bonus Plan are set forth in the “Non-Equity Incentive Compensation” column of the Summary Compensation Table below.

Long-Term Equity Incentive Compensation

We believe long-term incentive compensation is an effective means for focusing our executive officers, including the Named Executive Officers, on driving strong performance and increased stockholder value over a multi-year period, provides a meaningful reward for long-term value creation, and motivates them to remain employed with us.

This approach aligns the contributions of our executive officers with the long-term interests of our stockholders and allows them to participate in any future appreciation in our common stock.

We determine long-term incentive compensation for our executive officers as part of our annual compensation review and after considering a competitive market analysis, the recommendations of our Chief Executive Officer (except regarding his own long-term incentive compensation), the outstanding equity holdings of each executive officer, the projected impact of the proposed awards on our earnings, our company performance in 2018 and their contributions towards achieving performance, and the other factors described above.  Our compensation committee evaluated compensation in the context of market data provided by Compensia and described above, but we did not benchmark long-term incentive compensation to any specific percentile.

In 2019, the long-term incentive equity compensation awarded to our Named Executive Officers was granted in the form of stock options vesting over a four-year time-based schedule. This approach is consistent with market practice among our peers and industry comparables, and reinforces a strong pay-for-performance culture as each stock option award only has value for the recipient if the value of our common stock appreciates from the grant date.  Each stock option award was granted on the following material terms:

Stock Options
Number of Shares(1)
Evert B. Schimmelpennink	300,000
Patrick K. Lucy	59,000
Martin Brenner, DVM, Ph.D.(2)	82,000
Shawn Scranton, PharmD	18,000
Susan Knudson (former Chief Financial Officer)	59,000

(1)

Except as provided in the footnote below, each option has an exercise price equal to $3.90 per share, which was the closing price of our common stock on February 1, 2019, and provides that 25% of the shares subject to such stock option would vest on February 1, 2020, and 1/48th would vest each month thereafter subject to continued service, and further subject to the vesting acceleration provisions set forth in the Named Executive Officer’s employment agreement – see “Employment Agreements for Executive Officers” below.

(2)

Dr. Brenner’s stock option award was granted in connection with the start of his employment in March 2019.  His option grant has a vesting commencement date of March 18, 2019, and a per share exercise price of $6.15 per share, which was the closing price of our common stock on April 1, 2019. Dr. Brenner’s stock option award vests as follows: 25% of the shares subject to such stock option would vest on March 18, 2020, and 1/48th would vest each month thereafter subject to continued service, and further subject to the vesting acceleration provisions set forth in the Named Executive Officer’s employment agreement – see “Employment Agreements for Executive Officers” below.

Retirement, Welfare and Health Benefits

We maintain a tax-qualified retirement plan that provides eligible employees with an opportunity to save for retirement on a tax advantaged basis. All participants’ interests in their deferrals are 100% vested when contributed. Pre-tax contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participants’ directions. The 401(k) plan is intended to qualify under Sections 401(a) and 501(a) of the Internal Revenue Code, or the Code. As a tax-qualified retirement plan, contributions to the 401(k) plan and earnings on those contributions are not taxable to the employees until distributed from the 401(k) plan. Subject to limits under the Code, we match 100% of each of the employee’s contributions, up to a maximum match of 4% of the employee’s gross cash compensation.  Our executive officers are eligible to participate in our 401(k) plan.

Our health and welfare benefits include medical, dental and vision benefits, long-term disability insurance, basic life insurance coverage, health savings accounts, and accidental death and dismemberment insurance. Our Named Executive Officers also are eligible to participate in our Employee Stock Purchase Plan on the same terms as our other eligible employees. We design our employee benefits programs to be affordable and competitive in relation to the market, and compliant with applicable laws and practices. We adjust our employee benefits programs as needed based upon changes in applicable laws and market practices.

Perquisites and Other Personal Benefits

We do not provide perquisites or other personal benefits to our executive officers, including the Named Executive Officers, except in situations where we believe it is appropriate to assist an individual in the performance of his or her duties, to make our executive officers more efficient and effective, and for recruitment and retention purposes.

In 2019, we reimbursed Dr. Brenner for his temporary lodging and travel-related expenses through June 18, 2019, pursuant to the terms of his employment agreement.  This benefit was negotiated as part of Dr. Brenner’s hiring in 2019, and was designed to assist Dr. Brenner with his relocation to San Diego.

In the future, we may provide perquisites or other personal benefits in limited circumstances, such as those described in the preceding paragraph. All future practices with respect to perquisites or other personal benefits for executive officers will be approved and subject to periodic review by the compensation committee.

Employment Agreements

We have entered into written employment agreements with each of our Named Executive Officers. Each of these agreements was approved by our Board or our compensation committee.

In filling each of our executive positions, our Board and the compensation committee recognized the need to develop competitive compensation packages to attract qualified candidates in a dynamic labor market. Our Board and our compensation committee were sensitive to the need to integrate new executive officers into the executive compensation structure that we were seeking to develop, balancing both competitive and internal equity considerations.

For information on the specific terms and conditions of the employment offer letters of the Named Executive Officer, see the discussion of “Employment Agreements for Executive Officers” below.

Post-Employment Compensation

The employment agreements we have entered into with our Named Executive Officers, include certain change in control severance arrangements as described below.

Having reasonable and competitive post-employment compensation arrangements in place is essential to attracting and retaining highly-qualified executive officers. Our post-employment compensation arrangements are designed to provide reasonable compensation to executive officers who leave us under certain circumstances to facilitate their transition to new employment as well as to encourage such employees to ease any transition that may be required in the context of a change in control. Further, we seek to mitigate any potential employer liability and avoid future disputes or litigation by requiring a departing executive officer to sign a separation and release agreement acceptable to us as a condition to receiving post-employment compensation payments or benefits.

We do not consider specific amounts payable under these post-employment compensation arrangements when establishing annual compensation. However, we believe these arrangements are necessary to offer compensation packages that are competitive.

These arrangements align the interests of management and stockholders when considering the long-term future for the Company. The primary purpose of these arrangements is to keep our most senior executive officers focused on pursuing corporate transaction activity in the best interests of stockholders regardless of whether those transactions may cause their own job loss.

All payments and benefits if a change-in-control of ours occurs are payable only if there is a subsequent qualifying loss of employment by an executive officer (a so-called “double-trigger” arrangement).

We use this double-trigger arrangement to protect against losing retention power following a change in control of the Company and to avoid windfalls to the executives, both of which could occur if vesting accelerated automatically because of the transaction.

For information on the change in control severance agreements for the Named Executive Officers, and an estimate of the potential payments and benefits payable under these agreements as of the end of fiscal 2019, see “Employment Agreements for Named Executive Officers” below.

Other Compensation Policies and Practices

Hedging and Pledging Prohibitions

As part of our Insider Trading Policy, our employees (including our executive officers and the non-employee members of our board of directors) are prohibited from trading in publicly-traded options, such as puts and calls, and other derivative securities with respect to our securities. This includes any hedging or similar transaction designed to decrease the risks associated with holding shares of our common stock.

In addition, our employees (including our executive officers and the non-employee members of our board of directors) are prohibited from holding our common stock in a margin account or pledging our securities as collateral for a loan.

Tax and Accounting Considerations

Deductibility of Executive Compensation

Generally, Code Section 162(m) disallows public companies a tax deduction for federal income tax purposes of remuneration in excess of $1 million paid to their chief executive officer and certain other current and former officers who qualify as “covered employees” within the meaning of Code Section 162(m). Under a transition rule in the regulations promulgated under Code Section 162(m) that applies to companies, such as ours, that become subject to Code Section 162(m) by reason of becoming publicly held, the deductibility of our compensation payments currently is not subject to the limitations of Code Section 162(m) if the compensation is paid under a compensation arrangement that was in existence before the effective date of the initial public offering and certain other requirements are met.  This transition period for us expired at our Annual Meeting of Stockholders in 2018.  We have not previously taken the deductibility limit imposed by Code Section 162(m) into consideration in setting compensation for our current and former executive officers and do not currently have any immediate plans to do so. We may, in our judgment, authorize compensation payments that are not fully tax deductible when we believe that such payments are appropriate to attract and retain executive talent or meet other business objectives.

Accounting for Stock-Based Compensation

We follow the Financial Accounting Standard Board’s Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”) for our stock-based compensation awards. FASB ASC Topic 718 requires us to measure the compensation expense for all share-based payment awards made to our employees and members of our Board, including options to purchase shares of our common stock and other stock awards, based on the grant date “fair value” of these awards. This calculation is performed for accounting purposes and reported in the executive compensation tables required by the federal securities laws, even though the recipient of the awards may realize no value from their awards.

Compensation Committee Interlocks and Insider Participation

During 2019, the members of our compensation committee included Robin D. Campbell, Ph.D., Lorianne Masuoka, M.D., Phillip M. Schneider, and Sigurdur Olafsson. None of the members of our compensation committee is or has been an officer or employee of us. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of any entity that has one or more executive officers serving on our board of directors or compensation committee.

Compensation Committee Report

The compensation committee has reviewed and discussed with management the Compensation Discussion and Analysis provided above. Based on its review and discussions, the compensation committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement and our Annual Report on Form 10-K for our fiscal year ended December 31, 2019.

Compensation Committee

Robin D. Campbell, Ph.D. (Chairman)

Lorianne Masuoka, M.D.,

Phillip M. Schneider

Summary Compensation Table for Fiscal Years 2019, 2018 and 2017

The following table provides information regarding the compensation awarded to, or earned by, our Named Executive Officers during 2019, 2018, and 2017.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(1)	Option Awards ($)(2)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(1)	All Other Compensation	Total($)
Evert B. Schimmelpennink(3)	2019	567,464	—	777,402	—	435,000	11,200(14)	1,791,066
Chief Executive Officer, President,	2018	550,466	—	432,306	—	261,820	362,018(5)	1,606,610
Secretary, and acting Principal Financial Officer and Principal Accounting Officer	2017	218,115	—	754,627	94,282(4)	—	25,355(6)	1,092,379

Patrick K. Lucy(7)	2019	359,913	—	152,889	—	161,847	11,200(14)	685,849
Chief Business Officer	2018	358,808	—	173,770	—	117,117	11,000(14)	660,695
	2017	347,794	100,000(8)	447,991	—	108,469	10,800(14)	1,015,054

Martin Brenner, DVM, Ph.D.(9) Chief Scientific Officer	2019	303,464	100,000(10)	334,951	—	125,685	24,327(11)	888,427

Shawn Scranton, PharmD(12) Chief Operating Officer	2019	295,538	—	46,644	—	138,338	7,423(14)	487,943

Susan A. Knudson(13)	2019	342,000	—	152,889	—	154,350	—	649,239
Former Chief Financial Officer	2018	302,077	—	359,923	—	113,190	—	775,190

(1)	Salary, bonus and incentive plan figures represent amounts earned during each respective fiscal year, regardless of whether part or all of such amounts were paid in subsequent fiscal year(s).
(2)

The amounts shown are full grant date fair value in accordance with Accounting Standards Codification 718-10, Compensation — Stock Compensation (“ASC 718”).  The assumptions used to calculate the grant date fair value of option awards are set forth under Note 9 of the Notes to the Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 filed with the SEC in March 2020.

(3)	Mr. Schimmelpennink joined Pfenex in August 2017 as our Chief Executive Officer, President and Secretary.
(4)

In lieu of providing a cash bonus to Mr. Schimmelpennink under the 2017 executive incentive bonus plan, the Compensation Committee approved a grant to Mr. Schimmelpennink effective on the first trading day of February 2018 of an award of restricted stock units that were 100% vested on the grant date.

(5)

Amounts represent $174,766 of relocation expenses reimbursed to or paid on behalf of Mr. Schimmelpennink, $176,252 for the associated tax gross up of reimbursement of relocation expenses, and $11,000 of matching contributions to our 401(k) plan made on behalf of Mr. Schimmelpennink.

(6)	Amount represents relocation expenses reimbursed to or paid on behalf of Mr. Schimmelpennink.
(7)	Mr. Lucy served as interim Chief Executive Officer, President, Secretary, and Chief Business Officer until August 2017, and continues to serve as our Chief Business Officer.
(8)

Amount represents a one-time bonus paid to Mr. Lucy in connection with his appointment as interim Chief Executive Officer, President and Secretary from January 2017 until August 2017.  He continues to serve as our Chief Business Officer.

(9)	Dr. Brenner joined Pfenex in March 2019, as our Chief Scientific Officer.
(10)	Amounts represent $100,000 relocation bonus paid to Dr. Brenner.
(11)	Amount represents $23,772 of relocation expenses reimbursed to Dr. Brenner and $555 of 401(k) employer match.
(12)	Dr. Scranton joined Pfenex in October 2018 as our Chief Operating Officer.
(13)	Ms. Knudson joined Pfenex in February 2018 as our Chief Financial Officer.
(14)	Amounts represent 401(k) employer match.

Grants of Plan-Based Awards

The following table provides information regarding grants of plan-based awards to each of our Named Executive Officers during the fiscal year ended December 31, 2019.  For more information, please refer to the section titled “Executive Compensation-Compensation Discussion and Analysis.”

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards ($)(1)		All Other Option Awards: Number of Securities Underlying Options(4)	Exercise or Base Price of Option Awards ($/share)	Grant Date Fair Value of Stock and Option Awards ($)(2)
		Target	Maximum
Evert B. Schimmelpennink	02/01/2019			300,000	$3.90	$777,402
	02/26/2019	$290,000	$435,000
Patrick K. Lucy	02/01/2019			59,000	$3.90	$152,889
	02/26/2019	$128,450	$192,675
Martin Brenner, DVM, Ph.D.	04/01/2019(3)			82,000	$6.15	$334,951
	02/26/2019	$ 99,450	$149,310
Shawn Scranton, PharmD	02/01/2019			18,000	$3.90	$ 46,644
	02/26/2019	$105,000	$157,500
Susan A. Knudson	02/01/2019			59,000	$3.90	$152,889
	02/26/2019	$122,500	$183,750

(1)

The amounts reported in these columns represent the target and maximum amount of annual performance-based incentive bonus compensation that might have been paid to each named executive officer for 2019 performance. The actual payouts approved for 2019 performance are shown in the “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table.” These awards are described in further detail in the Compensation Discussion and Analysis in the section entitled “2019 Executive Incentive Bonus Plan.” The bonus payouts approved pursuant to the 2019 Executive Incentive Bonus Plan were paid in 2019.

(2)

The amounts shown are full grant date fair value in accordance with Accounting Standards Codification 718-10, Compensation — Stock Compensation (“ASC 718”).  The assumptions used to calculate the grant date fair value of option awards are set forth under Note 9 of the Notes to the Consolidated Financial Statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 filed with the SEC in March 2020.

(3)	Dr. Brenner joined Pfenex in March 2019. His 2019 annual performance-based incentive bonus compensation was calculated for the portion of the year he was employed at Pfenex.
(4)

The amounts in this column represent the stock option awards granted in 2019 pursuant to our 2014 Equity Incentive Plan.  The per share exercise price of the stock options is equal to the closing price of a share of our common stock on the date of grant.

Outstanding Equity Awards at Fiscal Year-End

The following table presents certain information concerning equity awards held by our named executive officers, as of December 31, 2019.

			Option Awards
Name	Grant Date	Vesting Commencement Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date
Evert B. Schimmelpennink	09/01/2017	08/03/2017	204,167(1)	145,833(1)	3.52	09/01/2027
	02/01/2018	02/01/2018	89,403(1)	105,659(1)	3.38	02/01/2028
	02/01/2019	02/01/2019	—	300,000(1)	3.90	02/01/2029
Patrick K. Lucy	06/17/2014	06/17/2014	26,671(2)	—	11.59	06/17/2024
	02/02/2015	02/02/2015	41,000(2)	—	6.90	02/02/2025
	04/01/2015	04/01/2015	25,000(2)	—	16.91	04/01/2025
	02/01/2016	02/01/2016	40,221(1)	1,749(1)	9.19	02/01/2026
	03/01/2017	03/01/2017	11,238(3)	—	7.47	03/01/2027
	03/01/2017	03/01/2017	58,438(1)	26,562(1)	7.47	03/01/2027
	02/01/2018	02/01/2018	35,937(1)	42,470(1)	3.38	02/01/2028
	02/01/2019	02/01/2019	—	59,000(1)	3.90	02/01/2029
Martin Brenner, DVM, Ph.D.	04/01/2019	04/01/2019	—	82,000(1)	6.15	04/01/2019
Shawn Scranton, PharmD	10/01/2018	10/01/2018	23,917(1)	58,083(1)	4.97	10/01/2028
	02/01/2019	02/01/2019	—	18,000(1)	3.90	02/01/2029
Susan Knudson	03/01/2018	03/01/2018	50,771(1)	77,729(1)	3.19	03/01/2028
	02/01/2019	02/01/2019	—	59,000(1)	3.90	02/01/2029

(1)

Options vest over four years as follows: 25% of the shares vest one year following the vesting commencement date, with the remaining 75% vesting in equal monthly installments over the following three years, subject to continued service.

(2)	The options have fully vested.
(3)	Options vested in equal monthly installments from the vesting commencement date over two years and are now fully vested.

Option Exercises and Stock Awards Vesting During Fiscal 2019

The following table sets forth the number of shares acquired and the value realized upon exercise of stock options by each of the Named Executive Officers during the fiscal year ended December 31, 2019 and the number of shares acquired on vesting and the value realized on vesting of stock awards held by each of the Named Executive Officers during the fiscal year ended December 31, 2019.

	Option Awards		Stock Awards
Name	Number of shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of shares Acquired on Exercise (#)	Value Realized on Exercise ($)
Evert B. Schimmelpennink	—	—	—	—
Patrick K. Lucy	—	—	—	—
Martin Brenner, DVM, Ph.D.	—	—	—	—
Shawn Scranton, PharmD	—	—	—	—
Susan A. Knudson	15,000	$167,250	—	—

Potential Payments Upon Termination and Upon Termination Following a Change in Control

Executive Employment Arrangements

Evert B. Schimmelpennink

We entered into an executive employment agreement with Mr. Schimmelpennink dated August 3, 2017. The executive employment agreement does not have a term and may be terminated by us or Mr. Schimmelpennink at any time.

Pursuant to the executive employment agreement, Mr. Schimmelpennink receives a base salary of $614,800 per year for 2020, less applicable withholdings, and he is eligible to earn an annual target bonus of up to 60% of his base salary upon achievement of performance objectives to be determined by our board of directors or compensation committee of our board of directors; provided, however, that our board of directors or compensation committee of our board of directors may approve a payment in excess of the target bonus if either determines, in its sole discretion, that Mr. Schimmelpennink has achieved the related performance objective(s) above target level(s). Mr. Schimmelpennink is also eligible to participate in the employee benefit plans sponsored by us of general applicability to other of our senior executives.

The executive employment agreement also provides benefits in connection with a termination of employment under specified circumstances. Under the terms of the executive employment agreement, if we terminate Mr. Schimmelpennink’s employment other than for cause, death, or disability, or Mr. Schimmelpennink terminates his employment for good reason during the period beginning six months prior to a change of control and ending twelve months after a change of control, Mr. Schimmelpennink will be entitled to receive, subject to his timely execution and non-revocation of a release of claims and his continued adherence to the nondisparagement provision of the executive employment agreement, (i) a lump sum severance payment equal to (x) 24 months of his then-current base salary and (y) his annual bonus at the target level of achievement for the year in which the termination occurs, (ii) reimbursements for Mr. Schimmelpennink’s and his eligible dependents’ COBRA premiums for up to 24 months; and (iii) accelerated vesting as to 100% of Mr. Schimmelpennink’s then-outstanding equity awards (including that equity awards subject to performance-based vesting will be deemed achieved at 100% of target levels, unless otherwise provided in the agreement evidencing such award).

The executive employment agreement provides that if we terminate Mr. Schimmelpennink’s employment without cause or Mr. Schimmelpennink terminates his employment for good reason outside of the period beginning six months prior to a change of control and ending twelve months after a change of control, Mr. Schimmelpennink will be entitled to receive, subject to his timely execution and non-revocation of a release of claims and his continued adherence to the nondisparagement provision of the executive employment agreement, (i) continuing payments of severance pay for 12 months at a rate equal to (x) the sum of 100% of his base salary rate, as then in effect, plus the sum of all performance bonuses paid to Mr. Schimmelpennink during our fiscal year immediately preceding the fiscal year in which Mr. Schimmelpennink’s termination occurs divided by (y) 12 and (ii) reimbursements for Mr. Schimmelpennink’s and his eligible dependents’ COBRA premiums for up to 12 months.

If Mr. Schimmelpennink’s employment with us is terminated due to his death or disability, then Mr. Schimmelpennink, or his estate, will receive an amount equal to a pro-rata portion of his target bonus for the year in which the termination occurs.

If any of the severance and other benefits provided for in the executive employment agreement or otherwise payable to Mr. Schimmelpennink constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code and could be subject to excise tax under Section 4999 of the Internal Revenue Code, then such payments will be delivered in full or delivered as to such lesser extent which would result in no portion of such benefits being subject to excise tax, whichever results in the greater amount of after-tax benefits to Mr. Schimmelpennink.

Patrick K. Lucy

We entered into an executive employment agreement with Patrick Lucy, our Chief Business Officer, dated June 20, 2014, effective as of July 17, 2014, the date that our prospectus related to our initial public offering was declared effective. For 2020, Mr. Lucy’s current base salary is $400,030 and he will be eligible to earn an annual target bonus of up to 40% of his base salary. This agreement has no specific term and constitutes at-will employment.

In addition, Mr. Lucy is entitled under his executive employment agreement to the following severance and change of control benefits upon certain qualifying terminations.

If Mr. Lucy’s employment is terminated by the Company other than for “cause,” death or “disability” or he resigns for “good reason” (as such terms are defined in Mr. Lucy’s executive employment agreement) outside of a period that begins 3 months prior to and ends 12 months following a “change of control,” Mr. Lucy will be eligible to receive the following benefits if he timely signs and does not revoke a release of claims, (i) continuing payments of 75% of Mr. Lucy’s then-current base salary for 9 months, plus all performance bonuses paid to Mr. Lucy for the Company’s fiscal year immediately preceding the fiscal year in which Mr. Lucy’s termination of employment occurs; and (ii) payment by the Company for up to 9 months of COBRA premiums to continue health insurance coverage for him and his eligible dependents, or taxable monthly payments for the equivalent period in the event payment for COBRA premiums would violate applicable law.

If Mr. Lucy’s employment is terminated by the Company other than for “cause,” death or “disability” or he resigns for “good reason” during the period that begins 3 months prior to and ends 12 months following a “change of control,” Mr. Lucy will be eligible to receive the following benefits if he timely signs and does not revoke a release of claims, (i) a lump sum payment equal to 150% of Mr. Lucy’s then-current base salary and Mr. Lucy’s target bonus in effect for the fiscal year in which the termination of employment occurs; (ii) payment by the Company for up to 18 months of COBRA premiums to continue health insurance coverage for him and his eligible dependents, or taxable monthly payments for the equivalent period in the event payment for COBRA premiums would violate applicable law; and (iii) accelerated vesting of 100% of Mr. Lucy’s then-outstanding Company equity awards.

In the event any of the payments provided for under this agreement or otherwise payable to Mr. Lucy would constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code and could be subject to the related excise tax under Section 4999 of the Internal Revenue Code, Mr. Lucy would be entitled to receive either full payment of benefits or such lesser amount which would result in no portion of the benefits being subject to the excise tax, whichever results in the greater amount of after-tax benefits to Mr. Lucy. This employment agreement does not require the Company to provide any tax gross-up payments.

Martin Brenner

We entered into an executive employment agreement with Dr. Brenner effective as of his first day of employment with the Company on March 18, 2019. The executive employment agreement does not have a term and may be terminated by us or Dr. Brenner at any time.

Pursuant to the executive employment agreement, Dr. Brenner receives a base salary of $372,960 for 2020, less applicable withholdings, and he will be eligible to earn an annual target bonus of up to 40% of his base salary upon achievement of performance objectives to be determined by our board of directors in its sole discretion. Dr. Brenner is also eligible to participate in the employee benefit plans sponsored by us of general applicability to other of our senior executives.

Dr. Brenner also received a one-time cash relocation bonus of $100,000, less applicable withholdings and was eligible for Company-paid or reimbursed actual, reasonable expenses incurred by Dr. Brenner through June 18, 2019, for temporary lodging and travel-related expenses, subject to Dr. Brenner substantiating such expenses in accordance with our expense reimbursement policy, in each case subject to certain repayment provisions that expired in September 2019.

The executive employment agreement also provides benefits in connection with a termination of Dr. Brenner’s employment under specified circumstances. Under the terms of the executive employment agreement, if we terminate Dr. Brenner’s employment other than for “cause,” death, or “disability,” or Dr. Brenner terminates his employment for “good reason” during the period beginning three months prior to a change of control and ending twelve months following a “change of control” (as such terms are defined in the executive employment agreement) (the “Change of Control Period”), Dr. Brenner will be entitled to receive, subject to his timely execution and non-revocation of a separation agreement and release of claims in a form reasonably satisfactory to us (i) a lump sum severance payment equal to 150% of the sum of (x) his then-current base salary, as then in effect or, if greater, at the level in effect immediately prior to the change of control, plus (y) his target bonus for the fiscal year in which the termination occurs; (ii) reimbursements for Dr. Brenner’s and his eligible dependents’ COBRA premiums for up to 18 months; and (iii) accelerated vesting as to 100% of Dr. Brenner’s then-outstanding equity awards.

The executive employment agreement provides that if we terminate Dr. Brenner’s employment other than for cause, death, or disability, or Dr. Brenner terminates his employment for good reason outside of the Change of Control Period, Dr. Brenner will be entitled to receive, subject to his timely execution and non-revocation of a separation agreement and release of claims in a form reasonably satisfactory to us, (i) continuing payments of severance pay for nine months at a rate equal to (x) the sum of 75% of his base salary rate, as then in effect, plus the sum of all performance bonuses paid to Dr. Brenner during our fiscal year immediately preceding the fiscal year in which Dr. Brenner’s termination occurs divided by (y) nine and (ii) reimbursements for Dr. Brenner’s and his eligible dependents’ COBRA premiums for up to nine months.

If any of the severance and other benefits provided for in the executive employment agreement or otherwise payable to Dr. Brenner constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code and could be subject to excise tax under Section 4999 of the Internal Revenue Code, then such payments will be delivered in full or delivered as to such lesser extent which would result in no portion of such benefits being subject to excise tax, whichever results in the greater amount of after-tax benefits to Dr. Brenner.

Shawn Scranton

We entered into an executive employment agreement with Dr. Scranton effective as of his first day of employment with the Company on October 1, 2019. The executive employment agreement does not have a term and may be terminated by us or Dr. Scranton at any time.

Pursuant to the executive employment agreement, Dr. Scranton receives a base salary of $350,100 for 2020, less applicable withholdings, and he will be eligible to earn an annual target bonus of up to 40% of his base salary upon achievement of performance objectives to be determined by our compensation committee or board of directors in its sole discretion. Dr. Scranton is also eligible to participate in the employee benefit plans sponsored by us of general applicability to other of our senior executives.

The executive employment agreement also provides benefits in connection with a termination of Dr. Scranton’s employment under specified circumstances. Under the terms of the executive employment agreement, if we terminate Dr. Scranton’s employment other than for “cause,” death, or “disability,” or Dr. Scranton terminates his employment for “good reason” during the period beginning three months prior to a change of control and ending twelve months following a “change of control” (as such terms are defined in the executive employment agreement) (the “Change of Control Period”), Dr. Scranton will be entitled to receive, subject to his timely execution and non-revocation of a separation agreement and release of claims in a form reasonably satisfactory to us (i) a lump sum severance payment equal to 150% of the sum of (x) his then-current base salary, as then in effect or, if greater, at the level in effect immediately prior to the change of control, plus (y) his target bonus for the fiscal year in which the termination occurs; (ii) reimbursements for Dr. Scranton’s and his eligible dependents’ COBRA premiums for up to 18 months; and (iii) accelerated vesting as to 100% of Dr. Scranton’s then-outstanding equity awards.

The executive employment agreement provides that if we terminate Dr. Scranton’s employment other than for cause, death, or disability, or Dr. Scranton terminates his employment for good reason outside of the Change of Control Period, Dr. Scranton will be entitled to receive, subject to his timely execution and non-revocation of a separation agreement and release of claims in a form reasonably satisfactory to us, (i) continuing payments of severance pay for nine months at a rate equal to (x) the sum of 75% of his base salary rate, as then in effect, plus the sum of all performance bonuses paid to Dr. Scranton during our fiscal year immediately preceding the fiscal year in which Dr. Scranton’s termination occurs divided by (y) nine and (ii) reimbursements for Dr. Scranton’s and his eligible dependents’ COBRA premiums for up to nine months.

If any of the severance and other benefits provided for in the executive employment agreement or otherwise payable to Dr. Scranton constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code and could be subject to excise tax under Section 4999 of the Internal Revenue Code, then such payments will be delivered in full or delivered as to such lesser extent which would result in no portion of such benefits being subject to excise tax, whichever results in the greater amount of after-tax benefits to Dr. Scranton.

Susan A. Knudson

We entered into an executive employment agreement with Ms. Knudson effective as of her first day of employment with the Company on February 1, 2018. The executive employment agreement did not have a term and may be terminated by us or Ms. Knudson at any time.

Pursuant to the executive employment agreement, for 2019 Ms. Knudson received a base salary of $350,000, less applicable withholdings, and she was eligible to earn an annual target bonus of up to 35% of her base salary upon achievement of performance objectives to be determined by our board of directors in its sole discretion. Ms. Knudson was also eligible to participate in the employee benefit plans sponsored by us of general applicability to other of our senior executives.

On November 12, 2019, Ms. Knudson notified us of her intention to resign for personal reasons as our Senior Vice President, Chief Financial Officer, effective November 13, 2019. This resignation was without “good reason” (as defined in Ms. Knudson’s employment agreement). In connection with Ms. Knudson’s resignation, we entered into a transition agreement and limited release with Ms. Knudson dated November 13, 2019, which superseded and replaced her employment agreement. The transition agreement provided the following benefits as long as Ms. Knudson satisfies the conditions in the agreement: (1) payment of a bonus severance amount of up to $122,500, or 35% of Ms. Knudson’s current base salary, for the 2019 calendar year, pursuant to the terms and conditions of our 2019 Bonus Plan, with the actual bonus severance amount to be determined based 80% upon achievement of pre-established corporate performance goals under the 2019 Bonus Plan and 20% upon achievement of Ms. Knudson’s individual performance goals (which individual performance goals will be deemed achieved at 100% for this purpose), and (2) Ms. Knudson’s provision of transition services to the Company as an at-will employee in a non-managerial and non-executive capacity until February 1, 2020 (the “transition period”) during which time she would receive payment of her then-current base salary for the 2019 calendar year of $350,000 and continue to participate in the Company’s employee benefit plans, in each case, until February 2020. Equity incentive awards held by Ms. Knudson would continue to vest in accordance with their terms during the term of Ms. Knudson’s service to the Company.

Following the end of the transition period, the agreement also provided, as consideration for Ms. Knudson’s execution and non-revocation of a separate full release of all claims against the Company, (1) a lump sum severance payment of her base salary for nine months plus an amount to reflect bonus payments made to Ms. Knudson for the fiscal year preceding her resignation, and (2) the reimbursement of any premium payments associated with maintaining COBRA coverage for a period of up to nine months.

In offering the transition and post-termination terms to Ms. Knudson set forth above, our Board and the compensation committee recognized the need to retain Ms. Knudson through the finalization of our financial results for the fiscal year, and provided terms to encourage her continued service.

The following table provides information concerning the estimated payments and benefits that would be provided in the circumstances described below, assuming that the triggering event took place on December 31, 2019, the last day of our fiscal year.

	Termination Without Cause or Resignation for Good Reason Not in connection with a Change in Control		Termination Without Cause or Resignation for Good Reason in connection with a Change in Control
	Severance Payments ($)(1)	Health Care Benefits ($)(2)	Equity Acceleration ($)(3)	Severance Payments ($)	Health Care Benefits ($)
Evert B. Schimmelpennink	841,820	25,732	4,014,923	1,450,000	51,456
Patrick K. Lucy	392,367	17,228	836,855	678,950	34,455
Martin Brenner, DVM, Ph.D.	270,000	17,228	396,060	666,000	34,455
Shawn Scranton, PharmD	250,407	17,228	476,519	555,000	34,455
Susan A. Knudson	375,690	—	—	375,690	—

(1)	Based on salary as of December 31, 2019 and bonus targets established by the board of directors for 2019.
(2)	Health care benefits are included where applicable based on current coverage.
(3)

The amount shown in this column for each NEO consists of the value of the portions of the unvested in-the-money options held by the NEO for which vesting is accelerated upon the triggering event. The value of each such portion of such equity awards is calculated by multiplying (x) the closing stock price of our common stock of $10.98 per share on December 31, 2019, as reported on the NYSE American (less the exercise price per share of the option) by (y) the number of shares covered by such portion of the equity award.

Equity Compensation Plan Information

The following table provides information as of December 31, 2019 with respect to shares of our common stock that may be issued under our existing equity compensation plans.

	(a)	(b)	(c)
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(1)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by stockholders(2)	3,607,899(3)	$5.737	5,073,085(4)
Equity compensation plans not approved by stockholders(5)	395,710(6)	$3.205	104,290(7)
Total	4,003,609	$5.547	5,177,375

(1)	The weighted average exercise price is calculated based solely on outstanding stock options.
(2)	Includes the following plans: 2009 Equity Incentive Plan (“2009 Plan”), 2014 Equity Incentive Plan (“2014 Plan”), and our 2014 Employee Stock Purchase Plan (“ESPP”).
(3)	This number includes 90,318 shares subject to outstanding awards granted under our 2009 Plan and 3,517,581 shares subject to outstanding awards granted under our 2014 Plan.
(4)

This number includes 3,524,196 shares available for issuance under our 2014 Plan and 1,548,889 shares available for sale under our ESPP.  In addition, the shares available for issuance under the 2014 Plan includes shares returned to the 2009 Plan as the result of expiration or termination of awards (provided that the maximum number of shares that may be added to the 2014 Plan pursuant to such previously granted awards under the 2009 Plan is 160,828 shares).  The ESPP provides for annual increases in the number of shares available for sale under the ESPP on the first day of each fiscal year beginning in 2015, equal to the least of: 355,618 shares; (ii) 1.5% of the outstanding shares of the common stock on the last day of the immediately preceding fiscal year; or (iii) such other amount as may be determined by the administrator.  For 2019, our compensation committee exercised its authority to not increase the shares available for issuance under the ESPP pursuant to this provision.

(5)	Consists of the 2016 Inducement Equity Incentive Plan, or 2016 Inducement Plan. The material features of this plan are described below.
(6)	This number includes 395,710 shares subject to outstanding awards granted under our 2016 Inducement Plan, which has not been approved by stockholders.
(7)	This number includes 104,290 shares available for issuance under our 2016 Inducement Plan, which has not been approved by stockholders.

Material Features of the 2016 Inducement Equity Incentive Plan

The 2016 Inducement Equity Incentive Plan, or 2016 Inducement Plan, was established by the Board in September 2016 with the purpose of attracting, retaining and incentivizing employees in furtherance of Pfenex’s success.  In accordance with NYSE American rules, this plan is used to offer equity awards as material inducements for new employees to join Pfenex.  As of December 31, 2019, 500,000 shares of common stock were reserved solely for the granting of inducement stock options, restricted stock, restricted stock units and other awards.  The 2016 Inducement Plan provides for the granting of stock options with exercise prices equal to the fair market value of our common stock on the date of grant.  As of December 31,

2019, a total of 104,290 shares of Pfenex common stock remained available for issuance under the 2016 Inducement Plan.

Risk Analysis of our Compensation Plans

Our compensation committee reviews and discusses with management the risks arising from our executive compensation philosophy and practices applicable to all employees to determine whether they encourage excessive risk-taking and to evaluate compensation policies and practices that could mitigate such risks. In addition, our compensation committee engaged Compensia in 2018 and 2019 to independently review our executive compensation program. Based on those reviews, the compensation committee structures our executive compensation program to encourage our NEOs to focus on both long-term and short-term success. We do not believe that our executive compensation program creates risks that are reasonably likely to have a material adverse effect on us.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 20, 2020 for:

•	each of our directors and our nominees for director;
•	each of our named executive officers;
•	all of our current directors, director nominees, current executive officers, and named executive officers as a group; and
•	each person or group who beneficially owned more than 5% of our common stock.

We have determined beneficial ownership in accordance with the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose.  Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable.

We have based our calculation of the percentage of beneficial ownership on 34,220,401 shares of our common stock outstanding as of March 20, 2020.  We have deemed shares of our common stock subject to stock options that are currently exercisable or exercisable within 60 days of March 20, 2020 to be outstanding and to be beneficially owned by the person holding the stock option for the purpose of computing the percentage ownership of that person.  We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Pfenex Inc., 10790 Roselle Street, San Diego, California 92121.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Stockholders:
Persons and entities affiliated with Franklin Resources, Inc.(1)	3,568,250	10.4%
PRIMECAP Management Company(2)	3,338,400	9.8%
William Blair & Company, L.L.C.(3)	2,602,486	7.6%
Entities affiliated with Signet Healthcare Partners, LP(4)	2,263,607	6.6%
BlackRock, Inc.(5)	2,097,359	6.1%
Directors, Director Nominees and Named Executive Officers:
Evert B. Schimmelpennink(6)	470,755	1.4%
Martin Brenner, DVM, Ph.D. (7)	23,917	*
Susan A. Knudson(8)	73,215	*
Patrick K. Lucy(9)	348,808	1.0%
Shawn Scranton, PharmD(10)	38,083	*
Robin D. Campbell, Ph.D.(11)	115,000	*
Jason Grenfell-Gardner(12)	71,000	*
Magda Marquet, Ph.D.(13)	25,000	*

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Lorianne Masuoka, M.D.(14)	25,000	*
Phillip M. Schneider(15)	121,000	*
John M. Taylor(16)	97,000	*
All current directors, director nominees, current executive officers, and named executive officers as a group (11 persons)(17)	1,408,778	4.0%

*	Represents beneficial ownership of less than one percent (1%).
(1)

Based solely on the most recently available Schedule 13G/A filed with the SEC on February 5, 2020 reporting beneficial ownership as of December 31, 2019.  The shares are beneficially owned by one or more open- or closed-end investment companies or other managed accounts that are investment management clients of investment managers that are direct and indirect subsidiaries, or the Investment Management Subsidiaries, of Franklin Resources, Inc., or FRI.  The Investment Management Subsidiaries may be deemed to be the beneficial owners of the shares.  Charles B. Johnson and Rupert H. Johnson, Jr., or the Principal Shareholders, each own in excess of 10% of the outstanding common stock of FRI and are the principal stockholders of FRI.  FRI and the Principal Shareholders may be deemed to be the beneficial owners of securities held by persons and entities for whom or for which FRI subsidiaries provide investment management services.  The address of FRI, Charles B. Johnson, Rupert H. Johnson, Jr., and Franklin Advisers, Inc. is One Franklin Parkway, San Mateo, CA 94403.

(2)

Based solely on the most recently available Schedule 13G/A filed with the SEC on February 12, 2020 reporting beneficial ownership as of December 31, 2019.  PRIMECAP Management Company reported sole voting power and sole dispositive power over 3,338,400 shares.  The address of PRIMECAP Management Company is 177 E. Colorado Blvd., 11th Floor, Pasadena, CA 91105.

(3)

Based solely on the most recently available Schedule 13G/A filed with the SEC on February 13, 2020 reporting beneficial ownership as of December 31, 2019.  William Blair & Company, L.L.C. reported sole voting power over 2,075,685 shares and sole dispositive power over 2,602,486. The address for William Blair & Company, L.L.C. is 150 North Riverside Plaza, Chicago, IL 60606.

(4)

Based solely on the Form 4 filed with the SEC on January 10, 2017 reporting beneficial ownership as of January 6, 2017.  Consists of (i) 1,706,951 shares held of record by Signet Healthcare Partners QP Partnership III, LP and (ii) 556,656 shares held of record by Signet Healthcare Partners Accredited Partnership III, LP.  The address for these entities is c/o Signet Healthcare Partners, 152 West 57th Street, 19th Floor, New York, NY 10019.

(5)

Based solely on the most recently available Schedule 13G/A filed with the SEC on February 5, 2020 reporting beneficial ownership as of December 31, 2019.  BlackRock, Inc. reported sole voting power over 2,065,422 shares and sole dispositive power over 2,097,359 shares. The address for BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

(6)	Consists of 26,658 shares held by Evert B. Schimmelpennink and options to purchase 444,097 shares of common stock that are exercisable within 60 days of March 20, 2020.
(7)	Consists of options to purchase 23,917 shares of common stock by Martin Brenner that are exercisable within 60 days of March 20, 2020.
(8)	Consists of 1,715 shares held by Susan A. Knudson and options to purchase 71,500 shares of common stock that are exercisable within 60 days of March 20, 2020.
(9)	Consists of 90,246 shares held by Patrick K. Lucy and options to purchase 258,562 shares of common stock that are exercisable within 60 days of March 20, 2020.
(10)	Consists of options to purchase 38,083 shares of common stock by Shawn Scranton that are exercisable within 60 days of March 20, 2020.
(11)	Consists of 5,000 shares held by Robin D. Campbell and options to purchase 110,000 shares of common stock that are exercisable within 60 days of March 20, 2020.
(12)	Consists of 10,000 shares held by Jason Grenfell-Gardner and options to purchase 61,000 shares of common stock that are exercisable within 60 days of March 20, 2020.

(13)	Consists of options to purchase 25,000 shares of common stock by Magda Marquet that are exercisable within 60 days of March 20, 2020.
(14)	Consists of options to purchase 25,000 shares of common stock by Lorianne Masuoda that are exercisable within 60 days of March 20, 2020.
(15)	Consists of 11,000 shares held by Phillip Schneider and options to purchase 110,000 shares of common stock that are exercisable within 60 days of March 20, 2020.
(16)	Consists of options to purchase 97,000 shares of common stock by John M. Taylor that are exercisable within 60 days of March 20, 2020.
(17)	Shares beneficially owned include 144,619 shares held and options to purchase 1,264,159 shares of common stock that are exercisable within 60 days of March 20, 2020.

RELATED PERSON TRANSACTIONS

In the ordinary course of our business, we have entered into a number of transactions with our officers, directors and 5% or greater stockholders.  We believe we have executed all of the transactions set forth below on terms no less favorable to us than we could have obtained from unaffiliated third parties.

We have adopted a formal written policy providing that our audit committee will be responsible for reviewing “related party transactions,” which are transactions (i) in which we are or will be a participant, (ii) in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and (iii) in which a related person has or will have a direct or indirect interest.  For purposes of this policy, a related person will be defined as a director, nominee for director, executive officer, or greater than 5% beneficial owner of our common stock and their immediate family members.  Under this policy, all related party transactions may be consummated or continued only if approved or ratified by our audit committee.  In determining whether to approve a related party transaction, the audit committee will take into account, among other factors it deems appropriate, whether the related party transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction.

We are required to disclose transactions and series of similar transactions, since January 1, 2017, to which we were or will be a party, in which:

•	the amounts involved exceeded or will exceed $120,000; and
•

any of our directors, nominees for director, executive officers or holders of more than 5% of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

There has not been, nor is there any currently proposed, transactions or series of similar transactions to which we have been or will be a party required to be disclosed.

OTHER MATTERS

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than 10% of our common stock, file reports of ownership and changes of ownership with the SEC.  Such directors, executive officers and 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

SEC regulations require us to identify in this proxy statement anyone who filed a required report late during the most recent fiscal year.  Based on our review of forms we received, or written representations from reporting persons stating that they were not required to file these forms, we believe that during our fiscal year ended December 31, 2019, all Section 16(a) filing requirements were satisfied on a timely basis.

Available Information

Our financial statements for our fiscal year ended December 31, 2019 are included in our Annual Report on Form 10-K.  This proxy statement and our annual report are posted on the Investors section of our website at http://pfenex.investorroom.com/financials-filings and are available from the SEC at its website at www.sec.gov.  You may also obtain a copy of our annual report without charge by sending a written request to Pfenex Inc., Attention: Investor Relations, 10790 Roselle Street, San Diego, California 92121.

Company Website

We maintain a website at www.pfenex.com.  Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement, and references to our website address in this proxy statement are inactive textual references only.

PROPOSALS OF STOCKHOLDERS FOR 2021 ANNUAL MEETING

Stockholders who wish to present proposals for inclusion in the proxy materials to be distributed in connection with next year’s annual meeting must submit their proposals so that they are received at Pfenex’s principal executive offices no later than the close of business (5:00 p.m. Pacific Time) on December 7, 2020.  Pursuant to the rules promulgated by the SEC, simply submitting a proposal does not guarantee that it will be included.

In order to be properly brought before the 2021 annual meeting of stockholders, a stockholder’s notice of a matter the stockholder wishes to present, or the person or persons the stockholder wishes to nominate as a director, must be delivered to the Secretary of Pfenex at its principal executive offices not less than 45 nor more than 75 days before the first anniversary of the date on which Pfenex first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting.  As a result, any notice given by a stockholder pursuant to these provisions of our Bylaws must be received no earlier than January 21, 2021, and no later than the close of business (5:00 p.m. Pacific Time) on February 20, 2021, unless our Annual Meeting date occurs more than 30 days before or 60 days after May 8, 2021.  In that case, we must receive proposals not earlier than the close of business on the 120th day prior to the date of the 2021 annual meeting and not later than the close of business on the later of the 90th day prior to the date of the annual meeting or the 10th day following the day on which we first make a public announcement of the date of the meeting.

To be in proper form, a stockholder’s notice must include the specified information concerning the proposal or nominee as described in our Bylaws.  A stockholder who wishes to submit a proposal or nomination is encouraged to seek independent counsel about our Bylaw and SEC requirements.  Pfenex will not consider any proposal or nomination that is not timely or otherwise does not meet the Bylaw and SEC requirements for submitting a proposal or nomination.

Notices of intention to present proposals at the 2021 annual meeting of stockholders must be addressed to: Pfenex Inc., Attention: Secretary, 10790 Roselle Street, San Diego, California 92121.  We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

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The Board does not know of any other matters to be presented at the Annual Meeting.  If any additional matters are properly presented at the Annual Meeting, the persons named on the enclosed proxy card will have discretion to vote the shares of common stock they represent in accordance with their own judgment on such matters.

It is important that your shares of common stock be represented at the Annual Meeting, regardless of the number of shares that you hold.  You are, therefore, urged to vote over the Internet or by telephone as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS
San Diego, California
April 1, 2020

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY E97591-P33311 The Board of Directors recommends you vote FOR Proposal 2. 3. To approve on an advisory, non-binding basis the frequency of future stockholder advisory votes on the compensation of our named executive officers. 2. To approve on an advisory, non-binding basis the compensation of our named executive officers. The Board of Directors recommends you vote FOR 1 Year on Proposal 3. NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. The Board of Directors recommends you vote FOR Proposal 4. 4. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2020. ! ! ! For All Withhold All For All Except For Against Abstain For Against Abstain ! ! ! ! ! ! PFENEX INC. To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. PFENEX INC. 10790 ROSELLE STREET SAN DIEGO, CA 92121 01) Jason Grenfell-Gardner 02) Evert B. Schimmelpennink 1. Election of Directors Nominees: The Board of Directors recommends you vote FOR the following nominees for Class III director: ! ! ! ! 1 Year 2 Years 3 Years Abstain VOTE BY INTERNET Before The Meeting – Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting – Go to www.virtualshareholdermeeting.com/PFNX2020 You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. E97592-P33311 PFENEX INC. Annual Meeting of Stockholders May 8, 2020 12:00 PM Pacific Time This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Evert B. Schimmelpennink and Shawn Scranton, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of PFENEX INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 12:00 PM, Pacific Time on May 8, 2020, as a virtual meeting via live webcast on the Internet, and any adjournments or postponements thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof. Continued and to be signed on the reverse side